ARTIO GLOBAL FUNDS

ARTIO GLOBAL INVESTMENT FUNDS (the “Trust”)	CLASS A	CLASS I
Artio International Equity Fund (“International Equity Fund”)	BJBIX	JIEIX
Artio International Equity Fund II (“International Equity Fund II”)	JETAX	JETIX
Artio Total Return Bond Fund (“Total Return Bond Fund”)	BJBGX	JBGIX
Artio Global High Income Fund (“Global High Income Fund”)	BJBHX	JHYIX
Artio Emerging Markets Local Currency Debt Fund (“Emerging Markets Local Currency Debt Fund”)	AEFAX	AEFIX
Artio US Microcap Fund (“US Microcap Fund”)	JMCAX	JMCIX
Artio US Smallcap Fund (“US Smallcap Fund”)	JSCAX	JSCIX
Artio US Midcap Fund (“US Midcap Fund”)	JMDAX	JMDIX
Artio US Multicap Fund (“US Multicap Fund”)	JMLAX	JMLIX
ARTIO SELECT OPPORTUNITIES FUND INC. (the “Select Opportunities Fund”)	BJGQX	JGEIX

(collectively, the “Funds”)

STATEMENT OF ADDITIONAL INFORMATION
March 1, 2012, as supplemented on October 3, 2012

This Statement of Additional Information (“SAI”) is not a Prospectus, but it relates to the prospectus of the Artio Global Funds (the “Funds”) dated March 1, 2012, as amended and supplemented from time to time (the “Prospectus”).

Financial Statements are incorporated by reference into this SAI from the Funds’ most recent Annual Report.

You can get a free copy of the Funds’ Prospectus or most recent annual and semi-annual reports to shareholders, request other information and discuss your questions about the Funds by contacting the Transfer Agent at:

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(800) 387-6977

You can also obtain copies of the Prospectus, SAI and annual reports to shareholders from the Funds’ website at www.artiofunds.com.

You can view the Funds’ Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission (“SEC”).

You can get text-only copies:

For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102. Telephone: 1-202-942-8090
E-mail address: publicinfo@sec.gov
Free from the SEC’s Internet website at www.sec.gov.

FUNDS’ HISTORY

Artio Global Investment Funds (the “Trust”) is a Massachusetts business trust formed under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992, as amended in subsequent filings (the “Trust Agreement”). The Trust consists ofnine separate portfolios:

Artio International Equity Fund
Artio International Equity Fund II
Artio Total Return Bond Fund
Artio Global High Income Fund
Artio Emerging Markets Local Currency Debt Fund
Artio US Microcap Fund
Artio US Smallcap Fund
Artio US Midcap Fund
Artio US Multicap Fund

Artio Select Opportunities Fund Inc. is a Maryland corporation incorporated in Maryland pursuant to Articles of Incorporation dated May 23, 1990, as amended in subsequent filings. Artio Select Opportunities Fund Inc. is an open-end investment company and consists of one portfolio, the Artio Select OpportunitiesFund. Prior to July 27, 2012, the Artio Select Opportunities Fund Inc. was known as Artio Global Equity Fund Inc. and the Artio Select Opportunities Fund was known as the Artio Global Equity Fund.

Artio Global Management LLC (“Artio Global” or the “Adviser”), an indirect subsidiary of Artio Global Holdings LLC, serves as the investment adviser to the Funds. Quasar Distributors, LLC serves as the Funds’ principal distributor while U.S. Bancorp Fund Services, LLC serves as the Funds’ transfer agent. In addition, State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and fund accounting agent to the Funds.

The Prospectus, dated March 1, 2012, provides the basic information investors should know before investing, and may be obtained without charge by calling U.S. Bancorp Fund Services, LLC, at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.

On September 12th, 2012, the Board of Trustees (the “Board”) of Artio Global Investment Funds approved a plan to liquidate and terminate each of the following series: Artio US Multicap Fund, Artio US Midcap Fund, Artio US Smallcap Fund and Artio US Microcap Fund (together the “US Equity Funds”) upon recommendation by Artio Global Management LLC (“Artio”), the Funds’ investment adviser. The Board considered the US Equity Funds’ small size and lack of growth potential, in its decision to liquidate the US Equity Funds. Shareholder approval will be required in order to liquidate the US Equity Funds. The US Equity Funds will not solicit proxies from shareholders as it is anticipated that a majority shareholder of the US Equity Funds will approve the liquidation of each Fund. Shareholders will receive an information statement from the US Equity Funds regarding the liquidation. The information statement will be sent to shareholders on or about September 28, 2012.

In anticipation of the proposed liquidations, the US Equity Funds will stop accepting purchases and exchanges into the US Equity Funds on October 4, 2012. After such date, the US Equity Funds will begin an orderly transition of their portfolios to cash and cash equivalents and will no longer be pursuing their investment objectives. Assuming shareholder approval, on or about October 30, 2012 (the “Liquidation Date”), the US Equity Funds will liquidate their remaining assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. These distributions are taxable events. Once the distribution is complete, the US Equity Funds will terminate. Prior to the final liquidation and distribution of assets, any dividend paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the applicable US Equity Fund. Each US Equity Fund will maintain its current expense cap through the Liquidation Date.

Please note that you may redeem your shares of the US Equity Funds at any time prior to the Liquidation Date. You also may exchange your shares of the US Equity Funds at net asset value at any time prior to the Liquidation Date for shares of another Artio Fund that is not a US Equity Fund. No sales charges, redemption or termination fees will be imposed by the Funds in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events.

If you own shares of any of the US Equity Funds in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the US Equity Funds’ liquidation and determine its tax consequences.

The Funds reserve the right to further restrict sales of each US Equity Fund’s shares.

For more information, please contact a customer service representative at 1-800-387-6977.

DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION

Each Fund, except for the Emerging Markets Local Currency Debt Fund, is a diversified open-end management investment company. The Emerging Markets Local Currency Debt Fund is a non-diversified, open-end management investment company.

PORTFOLIO INVESTMENTS

International Equity Fund

The International Equity Fund may invest in a wide variety of international equities and equity related securities issued anywhere in the world, normally excluding the United States. The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies, but the Fund may also invest in smaller capitalization companies. Normally, the Fund invests at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in international equity securities. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. To achieve its investment goal the Fund may use derivatives to a substantial extent under certain market conditions. The Fund will typically invest in equity securities that are economically tied to foreign countries. The Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest up to 35% of its net assets in emerging market securities. (See “Emerging Markets” under “Common Investment Strategies” of this SAI for a detailed discussion on investing in emerging markets). The Fund’s exposure to emerging market securities, as of October 31, 2011, was 27.81% of its net assets. Please go to www.artioglobal.com/documents/factsheet_ie.pdf for a more current percentage of the Fund invested in emerging markets.

The Fund also may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuerswhich are traded over an exchange orover-the-counter (“OTC”). Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Over-the-counter equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. Over-the-counter warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Fund may invest in securities issued in multi-national currency units, such as the Euro. The Fund may also invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or European Depository Receipts (“EDRs”) (collectively, “Depository Receipts”).

Generally, the Fund invests in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies. However, the Fund may also invest in smaller, emerging growth companies when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Fund primarily invests in international equities and equity related securities, it may increase its cash or non-equity positions when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may invest in preferred equities, government securities, corporate bonds and debentures, including high-yield/high-risk debt instruments. Such high-yield/high-risk investments will not exceed 10% of the Fund’s total assets. Other permitted investments include high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on cash balances. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). When the Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund. In these circumstances, the Fund would not expect to participate in equity market advances or declines to the extent that it would have if it remained fully invested in equity securities. The Fund also may use structured notes and equity baskets that provide exposure to international equities and equity indices.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options(including options on futures and options on swaps), warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily. A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure. Anon-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs).

Although the Fund is not permitted to make direct investments in gold bullion, it is permitted to invest in gold through precious metal-related instruments relating to gold, silver, platinum, and palladium including (i) the equity securities of companies that explore for, extract, process or deal in precious metals and related options or warrants thereof (ii) asset-based securities indexed to the value of such metals, such as ETFs and related options thereof (iii) precious metal futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”). Investments in precious metal-related instruments may be purchased when they are believed to be attractively priced or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. The Fund may have significant exposure to gold. Gold is a commodity which has risen significantly over the past decade and historically has been a volatile investment and from time to time subject to government restrictions or prohibitions. The Fund may enter into these precious metal-related instruments directly or gain exposure to these instruments indirectly by investing in an offshore subsidiary of the Fund. To the extent precious metal-related instruments are held through an offshore subsidiary of the Fund, while such subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act and other U.S. laws and regulations (including securities laws) and their protections. The offshore subsidiary is subject to the laws of the Cayman Islands, which can be affected by developments in that jurisdiction. Changes in the laws of the U.S. or the Cayman Islands could result in the inability of the Fund or the Subsidiary to operate as intended, and could negatively affect a Fund and its shareholders.The offshore subsidiary is subject to the same investment restrictions as the Fund.

International Equity Fund II

The International Equity Fund II may invest in a wide variety of international equities and equity related securities issued anywhere in the world, normally excluding the United States. The Fund primarily will invest in issuers with mid- and large- marketcapitalization, which the Adviser currently views to be companies that have a market capitalization greater than $2.5 billion as determined at the time of purchase but the Fund may also invest in smaller capitalization issuers. Normally, the Fund invests at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in international equity securities. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. To achieve its investment goal the Fund may use derivatives to a substantial extent under certain market conditions. The Fund will typically invest in equity securities that are economically tied to foreign countries. The Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest up to 35% of its net assets in emerging market securities. (See “Emerging Markets” under “Common Investment Strategies” of this SAI for a detailed discussion on investing in emerging markets). The Fund’s exposure to emerging market securities, as of October 31, 2011, was 24.95% of its net assets. Please go to www.artioglobal.com/documents/factsheet_ie2.pdf for a more current percentage of the Fund invested in emerging markets.

The Fund also may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers which are traded over an exchange or OTC. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Over-the-counter equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. Over-the-counter warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Fund may invest in securities issued in multi-national currency units, such as the Euro. The Fund may also invest in Depository Receipts.

Generally, the Fund invests in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies, when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Fund primarily invests in international equity and equity related securities, it may increase its cash or non-equity positions when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may invest in preferred equities, government securities, corporate bonds and debentures, including high-yield/high-risk debt instruments. Such high-yield/high-risk debt investments will not exceed 10% of the Fund’s total assets. Other permitted investments include high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on cash balances. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). When the Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund. In these circumstances, the Fund would not expect to participate in equity market advances or declines to the extent that it would have if it remained fully invested in equity securities. The Fund also may use structured notes and equity baskets that provide exposure to equities and equity indices.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate).The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/oras part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, the purchase or sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily. A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure. Anon-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices stock and stock indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs).

The Fund may invest in precious metal-related instruments relating to gold, silver platinum, and palladium including (i) the equity securities of companies that explore for, extract, process or deal in precious metals and related options or warrants thereof (ii) asset-based securities indexed to the value of such metals, such as ETFs and related options thereof (iii) precious metal futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”). Investments in precious metal-related instruments may be purchased when they are believed to be attractively priced or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. The Fund may have significant exposure to gold. Gold is a commodity which has risen significantly over the past decade and historically has been a volatile investment and from time to time subject to government restrictions or prohibitions. The Fund may enter into these precious metal-related instruments directly or gain exposure to these instruments indirectly by investing in an offshore subsidiary of the Fund. To the extent precious metal-related instruments are held through an offshore subsidiary of the Fund, while such subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act and other U.S. laws and regulations (including securities laws) and their protections. The offshore subsidiary is subject to the laws of the Cayman Islands, which can be affected by developments in that jurisdiction. Changes in the laws of the U.S. or the Cayman Islands could result in the inability of the Fund or the Subsidiary to operate as intended, and could negatively affect a Fund and its shareholders.The offshore subsidiary is subject to the same investment restrictions as the Fund.

Total Return Bond Fund

The Total Return Bond Fund may invest in a wide variety of fixed-income securities issued anywhere in the world, including the United States. Normally, the Fund invests at least 80% of its net assets (including fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes) in investment grade bonds (i.e., fixed income investments consisting of bonds, debentures, notes and asset and mortgage-backed securities, and less than 5% of its net assets in below investment grade fixed income securities). The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank) and structured products such as mortgage-backed securities and asset-backed securities. The Fund also may use debt-like instruments such as structured notes. The Fund also may purchase debt obligations of U.S. or foreign corporations that are issued in a currency other than U.S. dollars. The Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including emerging market countries. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest in mortgage-backed and other asset-backed securities. As of October 31, 2011, the Total Return Bond Fund had 13.48% of its net assets invested in government sponsored mortgage-backed securities. The Fund also invests in to be announced (“TBA”) instruments in which there is a delayed cash settlement. TBA transactions are contracts used when purchasing or selling mortgage-backed securities that are delivered at a later date. The actual mortgage-backed security delivered to fulfill a TBA trade is not initially determined at the time of the trade, but conform to a predetermined set of stipulations. The actual mortgage pools are generally determined 48 hours prior to the established trade settlement date. In order to provide sufficient cover for its forward TBA obligations, the Fund will earmark cash or liquid securities equal to or greater than the purchase price value of the mortgage-backed securities until settlement date. To maximize potential returns, the Fund may reinvest cash in short-term securities some of which may be classified as asset-backed securities. As of October 31, 2011, the Fund had an additional 25.74% in other asset-backed securities.

Ordinarily, the Fund will invest in fixed income securities rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” or better by Standard & Poor’s Rating Service (“S&P”) or a comparable investment grade rating by a nationally recognized statistical rating organization. However, the Fund may continue to hold a security that has been downgraded to below investment grade provided that all below investment grade securities are less than 5% of its net assets. The Fund may invest in non-rated securities that have financial characteristics that are comparable and that are otherwise similar in quality to the rated securities it purchases. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. For a description of the rating systems of Moody’s and S&P, see the Appendix to this SAI.

The Adviser will select investments among securities of particular issuers on the basis of its views as to the yield, duration, maturity, issue classification and quality characteristics of the securities, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed-income securities among various countries.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, the purchase or sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily. A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure. Anon-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs).

Global High Income Fund

Under normal circumstances, the Global High Income Fund will invest at least 80% of its net assets (including high income related futures, options, swaps and other instruments with economic characteristics similar to the high-income producing instruments listed above as well as borrowings for investment purposes) in a diversified portfolio of high income producing instruments of issuers located throughout the world, including in emerging market countries. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy.

The Fund invests in high income producing instruments, such as high yield, high risk bonds rated at the time of purchase below BBB- by S&P or below Baa3 by Moody’s or below a comparable rating by another nationally recognized statistical rating organization or unrated bonds determined by the Adviser to be of comparable quality. The Fund seeks to derive returns from high income producing instruments as well as capital appreciation from such investments.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may also invest in delayed funding loans and revolving credit facilities. Additionally, the Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or OTC. The Fund may purchase debt obligations denominated in U.S. dollars or foreign currencies. The Fund contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including emerging market countries. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities with ratings from a recognized rating agency other than S&P or Moody’s if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by S&P or Moody’s. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase. The Fund may invest in securities in the lowest rating category and securities in default or whose issuers have entered into bankruptcy proceedings (i.e., junk bonds).Ordinarily, the Fund will invest at least 60% of its net assets in securities of U.S. dollar-denominated securities.In addition, the Fund may invest 20% of its net assets in global equity securities.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate).The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to,the purchase and sale of futures contracts, forward contracts, nondeliverableforwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes.Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily. A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure. Anon-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives payoff protection if an underlying financial instrument defaults. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities,indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs).

Emerging Markets Local Currency Debt Fund

Under normal circumstances, the Emerging Markets Local Currency Debt Fund will invest at least 80% of its net assets (including fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes) in fixed income and short term money market instruments of issuers located in emerging market countries, spot and forward foreign exchange contracts, and cash balances denominated in emerging market currencies. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. The Fund may invest in derivatives denominated in any currency and such instruments will be included under the 80% of net assets policy provided the underlying asset is a fixed income or currency instrument denominated in an emerging market currency. The Fund may hedge its exposure to non-US currencies. In defining emerging markets, the Adviser may consider, but is not bound by the classifications of the World Bank and will generally invest in countries other than the U.S., Japan, Australia, Canada, New Zealand and the developed countries in Western Europe. The Fund may invest in emerging markets sovereign and government entities’ debt issued in the local foreign currency or in U.S. dollars, bonds of the U.S. government, other G7 governments and supranational entities, such as the International Bank for Reconstruction and Development (the World Bank) and structured products such as mortgage-backed securities and asset-backed securities. The Fund also may use debt-like instruments such as structured notes. The Fund also may purchase debt obligations of corporations that are issued in the local foreign currency or U.S. dollars. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below. The Fund may be managed in a manner such that its portfolio has only 10 to 15 security investments other than forward foreign currency contracts and other derivative instruments.

The Fund may invest up to 20% of its net assets in, but not limited to, the following types of liquid, traded securities: global equity securities, ADRs, GDRs, EDRs, equity-related ETFs and precious metal or commodity-related instruments. The Fund may have significant exposure to local currencies through derivative contracts which could result in the Fund carrying cash positions in its financial statements well in excess of 20% of its net assets.

The Fund may invest in fixed income instruments that are economically tied to emerging market countries. The Fund generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

The Fund may invest in mortgage-backed and other asset-backed securities. Fund also invests in to be announced (“TBA”) instruments in which there is a delayed cash settlement. TBA transactions are contracts used when purchasing or selling mortgage-backed securities that are delivered at a later date. The actual mortgage-backed security delivered to fulfill a TBA trade is not initially determined at the time of the trade, but conform to a predetermined set of stipulations. The actual mortgage pools are generally determined 48 hours prior to the established trade settlement date. In order to provide sufficient cover for its forward TBA obligations, the Fund will earmark cash or liquid securities equal to or greater than the purchase price value of the mortgage-backed securities until settlement date. To maximize potential returns, the Fund may reinvest cash in short-term securities some of which may be classified as asset-backed securities.

The Fund may invest in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate).The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or selling particular securities, as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, the purchase or sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily. A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure. Anon-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives payoff protection if an underlying financial instrument defaults. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), single security, basket of securities, indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs). The Fund may also invest in American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) (collectively, “Depository Receipts”).

The Fund may invest in precious metal-related instruments such as gold, silver, platinum and palladium including (i) the equity securities of companies that explore for, extract, process or deal in precious metals and related options or warrants thereof (ii) asset-based securities indexed to the value of such metals, such as ETFs and related options thereof (iii) precious metal futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”). Investments in precious metal-related instruments may be purchased when they are believed to be attractively priced or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability.

US Microcap Fund

The US Microcap Fund may invest in a diversified portfolio of equity securities of U.S. micro-capitalization (“microcap”) companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. microcap companies, as determined at the time of purchase. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. The micro capitalization equity universe is broadly defined as the lowest capitalized companies in the U.S. equity securities universe. Generally, the Fund invests in securities of companies that at the time of purchase are within a market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 and Russell Microcap Indices.As of December 31, 2011, the capitalization ranges of the Russell 2000 and Russell Microcap Indices were 4.37 million to $3.70 billion and $0.94 million to $0.94 billion, respectively.Irrespective of the definition above, under current market conditions, the Fund would not consider a company with a market capitalization in excess of $1.4 billion at the time of purchase to be a microcap company. The Fund may also invest in the stocks of foreign domiciled companies that are traded on U.S. exchanges and larger capitalization U.S. stocks, Real Estate Investment Trusts (“REITs”), American Depository Receipts (“ADRs”), Exchange Traded Funds (“ETFs”) and Rule 144A securities.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

US Smallcap Fund

The US Smallcap Fund may invest in diversified portfolio of equity securities of U.S. small-capitalization (“smallcap”) companies. Under normal circumstances, this Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. smallcap companies, as determined at the time of purchase. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. Generally, the Fund invests in securities of companies whose market capitalization at the time of purchase falls (i) within the market capitalization range of companies within the Russell 2000 Index or (ii) within the range of the three year average minimum and maximum market capitalizations of companies in the Russell 2000 Index as of December 31 of the three preceding years. As of December 31, 2011, the capitalization range of the Russell 2000 Index was $4.37 million to $3.70 billion and the three year average market capitalization range of the Russell 2000 Index was $9.29 million to $4.58 billion. Irrespective of the definition above, under current market conditions, the Fund would not consider a company with a market capitalization in excess of $4.5 billion at the time of purchase to be a microcap company. The Fund may also invest in the stocks of foreign domiciled companies that are traded on U.S. exchanges and larger capitalization U.S. stocks, REITs, ADRs, ETFs and Rule 144A securities.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily.

An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

US Midcap Fund

The US Midcap Fund may invest in a diversified portfolio of equity securities of U.S. mid-capitalization (“midcap”) companies. Under normal circumstances, this Fund invests at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. midcap companies, as determined at the time of purchase. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. Generally, the Fund invests in securities of companies whose market capitalization at the time of purchase falls (i) within the market capitalization range of companies within the Russell Midcap Index or (ii) within the range of the three year average minimum and maximum market capitalizations of companies in the Russell Midcap Index as of December 31 of the three preceding years. As of December 31, 2011, the capitalization range of the Russell Midcap Index was $12.76 million to $20.43 billion and the three year average market capitalization range of the Russell Midcap Index was $106.38 million to $19.32 billion.Irrespective of the definition above, under current market conditions, the Fund would not consider a company with a market capitalization in excess of $18.3 billion at the time of purchase to be a microcap company.The Fund may also invest in the stocks of foreign domiciled companies that are traded on U.S. exchanges and larger capitalization U.S. stocks, REITs, ADRs, ETFs and Rule 144A securities.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

US Multicap Fund

The US Multicap Fund may invest in a diversified portfolio of U.S. equity securities of companies of varyingmarket capitalizationsthat the Adviser believes offer long term capital appreciation potential.Under normal circumstances, this Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in U.S. equity securities and other securities with U.S. equity characteristics. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. The Fund may also invest in the stocks of foreign domiciled companies that are traded on U.S. exchanges and larger capitalization U.S. stocks, REITs, ADRs, ETFs and Rule 144A securities.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured note are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities,indices (such as the S&P 500) and commodities.

Select Opportunities Fund

The Select Opportunities Fund may invest in a wide variety of equities and equity related securities issued anywhere in the world, including the United States. The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in a diversified portfolio of equity securities of issuers located throughout the world. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. To achieve its investment goal the Fund may use derivatives to a substantial extent under certain market conditions. The Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest without limit in the securities of issuers located in emerging markets. (See “Emerging Markets” under “Common Investment Strategies” of this SAI for a detailed discussion on investing in emerging markets). Please go to www.artioglobal.com/documents/factsheets_ge.pdf for the current percentage of the Fund’s investments in emerging market securities.

The Fund may be invested in a limited number of issuers and there are no geographic, sector, or industry limits on the Fund’s investments. The Fund also may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers which are traded over an exchange or over-the-counter (“OTC”). Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Over-the-counter equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. Over-the-counter warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Fund may invest in securities issued in multi-national currency units, such as the Euro. The Fund may also invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or European Depository Receipts (“EDRs”) (collectively, “Depository Receipts”).

The Fund will invest substantially all of its assets in securities when the Adviser believes that the issuers of those securities are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. Generally, the Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies, but the Fund may also invest in smaller capitalization companies, when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Fund primarily invests in global equities and equity related securities, it may increase its cash or non-equity positions when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may invest in preferred equities, government securities, corporate bonds and debentures, including high-yield/high-risk debt instruments. Such high-yield/high-risk investments will not exceed 10% of the Fund’s total assets. Other permitted investments include high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on cash balances. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). When the Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund. In these circumstances, the Fund would not expect to participate in equity market advances or declines to the extent that it would have if it remained fully invested in equity securities. The Fund also may use structured notes and equity baskets that provide exposure to equities and equity indices.

The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, the purchase or sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily. A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure. Anon-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR) a single security, basket of securities, indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs).

Although the Fund is not permitted to invest in gold bullion, it is permitted to invest in gold through precious metal-related instruments such as gold, silver, platinum and palladium including (i) the equity securities of companies that explore for, extract, process or deal in precious metals and related options or warrants thereof (ii) asset-based securities indexed to the value of such metals, such as ETFs and related options thereof (iii) precious metal futures swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”). Investments in precious metal-related instruments may be purchased when they are believed to be attractively priced or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. The Fund may have significant exposure to gold. Gold is a commodity which has risen significantly over the past decade and historically has been a volatile investment and from time to time subject to government restrictions or prohibitions. Although the Select Opportunities Fund is not permitted to make direct investments in gold bullion, the Select Opportunities Fund is permitted to invest in gold through the precious-metal related instruments listed above. The Fund may enter into these precious metal-related instruments directly or gain exposure to these instruments indirectly by investing in an offshore subsidiary of the Fund. To the extent precious metal-related instruments are held through an offshore subsidiary of the Fund, such subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The offshore subsidiary is subject to the laws of the Cayman Islands, which can be affected by developments in that jurisdiction. Changes in the laws of the U.S. or the Cayman Islands could result in the inability of the Fund or the Subsidiary to operate as intended, and could negatively affect a Fund and its shareholders.The offshore subsidiary is subject to the same investment restrictions as the Fund.

COMMON INVESTMENT STRATEGIES

In attempting to achieve their investment objectives, each Fund may engage in some or all of the following investment strategies.

Asset-Backed Securities

The Total Return Bond Fund, Global High Income Fund and Emerging Markets Local Currency Debt Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are pass-through securities meaning that principal and interest payments, net of expenses, made by the borrower on the underlying asset (such as credit card or automobile loan receivables) are passed to a Fund.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default refers to attempts to secure payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Total Return Bond Fund, Global High Income Fund and Emerging Markets Local Currency Debt Fund generally will not pay any separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Losses in excess of anticipated levels or the failure of credit support, could adversely affect the return on an investment in such a security.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities’ weighted average life and may lower their return.

Bank Loans

The Global High Income Fund may invest in Bank Loans. Bank Loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund generally invests in floating rate loans directly through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (‘‘LIBOR’’). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. The lending rate could also be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in the Fund’s net asset value as a result of changes in interest rates.

When the Fund purchases an assignment, it generally assumes all the rights and obligations under the loan agreement and will generally become a ‘‘lender’’ for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated.

If the Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.

In the cases of the Fund’s investments in floating rate loans through participation interests, it may be more susceptible to the risks of the financial services industries. The Fund may also be subject to greater risks and delays than if the Fund could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to the Fund, it may be subject to loss of income and/or principal. Additionally, a Fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which the Fund may have to enforce its rights may not have the same interests as the Fund.

The borrower of a loan in which the Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income producing securities. Therefore, the Fund may have difficulty trading assignments and participations to third parties. There is also a potential that there is no active market to trade floating rate loans. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security.

Bank Obligations

Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive governmental regulations which may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Commodity-Related Investments

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the International Equity Fund, International Equity Fund II,Select Opportunities Fund or the Emerging Markets Local Currency Debt Fundto greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the International Equity Fund, International Equity Fund II,Select Opportunities Fund or the Emerging Markets Local Currency Debt Fundto sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.The Funds may enter into these precious metal-related instruments directly or gain exposure to these instruments indirectly by investing in an offshore subsidiary of the International Equity Fund, International Equity Fund II and the Select Opportunities Fund. To the extent precious metal-related investments are held through an offshore subsidiary of the International Equity Fund, International Equity Fund II or the Select Opportunities Fund, such subsidiary will not be subject to U.S. laws (including securities laws) and their protections. An offshore subsidiary will be subject to the laws and regulations of a foreign jurisdiction.

Convertible Securities and Bonds with Warrants Attached

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund, Emerging Markets Local Currency Debt Fund and Select Opportunities Fund may invest in fixed-income obligations convertible into equity securities, and bonds issued as a unit with warrants. These Funds may invest in convertible securities which are comprised of both convertible debt and convertible preferred stock and may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities tend to provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

The Total Return Bond Fund may dispose of the common stock received upon conversion of a convertible security or exercise of a warrant as promptly as it can and in a manner that it believes reduce the risk to the Fund of a loss in connection with the sale. The Total Return Bond Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond.

Delayed Funding Loans and Revolving Credit Facilities

TheGlobal High IncomeFund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount.

Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Depository Receipts

The International Equity Fund, International Equity Fund II, Global High Income Fund, Emerging Markets Local Currency Debt Fund and the Select Opportunities Fund may invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or European Depository Receipts (“EDRs”) (collectively, “Depository Receipts”). The US Microcap Fund, US Smallcap Fund, US Midcap Fund, and the US Multicap Fund (collectively, the “US Equity Funds”) may invest in ADRs. ADRs are receipts, typically issued by an U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The International Equity Fund, International Equity Fund II, Global High Income Fund and the Select Opportunities Fund may invest in Depository Receipts through “sponsored” or “unsponsored” facilities if issues of such Depository Receipts are available and are consistent with the Fund’s investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Derivatives

The Funds may invest in various types of derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate).The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. The Emerging Markets Local Currency Debt Fund may also use derivatives to short sell securities of an asset or class of assets it is allowed to invest. The Funds may invest in derivative instruments including but not limited to the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), forward contracts, structured notes, and other equity-linked derivatives. A Fund may use derivative instruments for hedging (offset risks associated with an investment) or for non-hedging (seek to enhance returns) purposes. When a Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. A Fund may substantially increase its use of derivatives in response to unusual market conditions.

Derivatives can be volatile and may involve significant risks, including:

Accounting risk – the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk –if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Operational risk – derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Tax risk – derivatives raise issues under Subchapter M of the Internal Revenue Code requirements for qualifications as a regulated investment company.

Valuation risk – depending on their structure, some categories of derivatives may present special valuation challenges.

Derivatives may generally be traded over-the-counter (‘‘OTC’’) or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Emerging Markets

The International Equity Fund andInternational Equity Fund II may each invest up to 35% of net assets in emerging market securities. The Select Opportunities Fund may invest without limit in emerging market securities. Each Fund’s respective investment in emerging market securities will remain consistent with its status as a diversified international equity fund in the case of the International Equity Fund and the International Equity Fund II and a diversified equity fund in the case of the Select Opportunities Fund. The Total Return Bond Fund, Global High Income Fund and the Emerging Markets Local Currency Debt Fund may also invest in securities of issuers located in emerging market countries. For the International Equity Fund, International Equity Fund II and Select Opportunities Fund, please go to www.artiofunds.com for a current percentage of each Fund’s investments in emerging markets.

Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more emerging market countries or regions where a Fund has invested a significant amount of its assets may have a greater effect on a Fund’s performance than it would in a more geographically diversified portfolio.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Funds’ assets may be uninvested and may not be earning returns. A Fundalso may miss investment opportunities or not be able to sell an investment because of these delays. Some investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.

Exchange Traded Funds (“ETFs”)

Each Fund may purchase ETFs to gain exposure to a portion of the U.S. or a foreign market. An ETF represents a relatively fixed portfolio of financial instruments designed to track a particular market index and are a type of investment company where shares are bought and sold on a financial exchange. The risks of owning shares of an ETF generally reflect the risks of owning the underlying financial instruments they are designed to track. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio financial instruments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component financial instruments of the index. In addition, a lack of liquidity in the trading of an ETF could result in that security being more volatile.

Fixed-Income Investments

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund, Emerging Markets Local Currency Debt Fund and Select Opportunities Fund may invest in fixed-income securities. The performance of the debt component of a Fund’s portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund’s portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A Fund’s share price and yield will also depend, in part, on the quality of its investments. While U.S. government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. Such changes are reflected in a Fund’s share price to the extent of the Fund’s investment in such securities.

Foreign Currency Transactions

The Funds are permitted to invest in foreign securities may engage in spot and forward foreign exchange contracts and also may purchase and sell options on currencies and purchase and sell currency futures and related options. The Funds may enter into forward foreign exchange contracts in order to lock in an exchange rate in connection with securities denominated in foreign currencies it has agreed to buy or sell (“transaction hedge”), or where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investment (‘‘anticipatory hedge’’).The Funds may also enter into forward foreign currency exchange contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark (“benchmark hedge”) rather than purchasing the underlying securities denominated in that currency, when deemed appropriate by the Adviser. The Emerging Markets Local Currency Debt Fund may maintain long positions in a foreign currency in order to achieve its investment objective. The Emerging Markets Local Currency Debt Fund may also maintain a short position in a foreign currency. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. See “Foreign Currency Exchange Contracts” below for additional information.

Spot FX Trading: The Funds may engage in foreign currency transactions on a spot (cash) basis at the rate prevailing in the currency exchange market at the time. The Funds typically engage in this activity to settle a securities trade or to enhance total return.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold as a hedge to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency in order to enhance return.

In general, the Funds cover their daily obligation requirements for outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund segregates cash. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the ear-marked or segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts. Whenever possible, a Fund will not earmark or segregate 144A securities.

Position Hedge: A Fund may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward foreign currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency and buying U.S. dollars or by participating in options or future contracts with respect to the currency. Such transactions do not eliminate fluctuations caused by changes in the local currency prices of security investments, but rather, establish an exchange rate at a future date. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. dollar.

Proxy-Hedge: A Fund may also enter into a position hedge transaction in a currency other than the currency being hedged (a “proxy hedge”). A Fund may enter into a proxy hedge if the Adviser believes there is a correlation between the currency being hedged and the currency in which the proxy hedge is denominated. The Adviser believes such proxy hedge transactions may be more cost-effective or provide greater liquidity than executing a similar hedging transaction by means of the currency being hedged. This type of hedging entails an additional risk beyond a direct position hedge because it is dependent on a stable relationship between the two currencies paired as proxies. Overall risk to a Fund may increase or decrease as a consequence of the use of proxy hedges.

Cross Hedge: If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to the lesser of some or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.

Currency Futures: A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve currency risk equivalent to currency forwards.

Currency Options: A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund may also write covered options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Risk Factors in Hedging Foreign Currency Risks: Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of a Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies may be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund may be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds’ ability to utilize forward contracts may be restricted.

Foreign Investments

All Funds may invest in the securities of foreign companies. On occasion, US Microcap Fund, US Smallcap Fund, US Midcap Fund and US Multicap Fund (the “US Equity Funds”) may purchase securities that trade on a U.S. exchange that are domiciled or incorporated in foreign countries. Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since some Funds will be investing substantially in securities denominated in currencies other than the U.S. dollar, and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, these Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the U.S. dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund’s assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country or region, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country or region, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Some of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments, which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Some Funds may invest in the securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. In certain foreign countries there can be long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to some Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on a Fund’s liquidity, some Funds may be exposed to a significant amount of settlement risk.

The interest and dividends payable on the Funds’ foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Funds’ income. Additionally, the operating expenses of the Funds, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international or global funds.

With the exception of the Total Return Bond Fund and Emerging Markets Local Currency Debt Fund, no Fund will invest more than 25% of its total assets in the securities of supranational entities.

Futures and Options

Futures and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. The contracts typically trade on exchanges and are cash settled without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date. The International Equity Fund, International Equity Fund II, Global High Income Fund, US Equity Funds, Emerging Markets Local Currency Debt Fund and Select Opportunities Fund may enter into stock-index futures contracts and options thereon. The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund, Emerging Markets Local Currency Debt Fund and Select Opportunities Fund may enter into interest rate futures contracts and foreign currency futures contracts and options thereon. The International Equity Fund, International Equity Fund II, Select Opportunities Fund and Emerging Markets Local Currency Debt Fund may enter into precious metal-related commodity futures contracts and options thereon. Options on futures trade on foreign as well as U.S. exchanges and OTC markets.The Emerging Markets Local Currency Debt Fund may also short sell futures contracts in order to take advantage of movements in emerging market interest rates and/or currencies.

Currency futures are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it may not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but may not protect a Fund against price declines if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund’s investments denominated in that currency over time. Commodity futures contracts typically trade on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market.

The value of portfolio securities will exceed the value of the futures contracts sold by a Fund. Therefore, an increase in the value of the futures contracts could only mitigate but not completely offset the decline in the value of such Fund’s assets. No consideration is paid or received by a Fund upon entering into a futures contract. Upon entering into a futures contract, a Fund will be required to deposit in a segregated account with its custodian or approved Futures Commission Merchant (“FCM”) an amount of cash or other liquid assets equal to a portion of the contract amount. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will haveaccess to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable (a process known as “marking-to-market”). At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate such Fund’s existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. The use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities that are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, any increase in the value of the portion of such Fund’s securities being hedged may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance. In addition, in such situations, if a Fund has insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but may not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

Pursuant to claims for exemption filed with the National Futures Association on behalf of the Trust and the Select Opportunities Fund, the Funds are not deemed to be “commodity pools” or “commodity pool operators” under the Commodity Exchange Act (“CEA”) and are not subject to registration or regulation as such under the CEA.

Options Transactions. A Fund may utilize up to 5% of its total assets to purchase put options on securities and instruments in which it may invest and an additional 5% of its total assets to purchase call options on securities and instruments in which it may invest. The 5% limits on calls and puts are based on the daily market value of each option. Such options are traded on foreign or U.S. exchanges or in the OTC market. Each Fund may write (sell) options to generate current income or as a hedge to reduce investment risk. A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by a Fund would not exceed 25% of its net assets. A Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the call options it has written. A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and unwind than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

The purchaser of a put option may compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, the purchaser of a call option may compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

Although a Fund will generally purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market for an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered Options Clearing Corporation (“Clearing Corporation”) and securities exchanges facilities inadequate. These inadequacies led to the implementation of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or other events that may interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to a Fund. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, a Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Additional risks exist with respect to certain of the U.S. government securities for which a Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, a Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

In addition to writing covered options for other purposes, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A Fund bears the risk that the prices of the securities being hedged may not move in the same amount as the hedge. Losses incurred in hedging transactions and the costs of these transactions will detract from a Fund’s performance.

Covered Option Writing. The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction is effected). Nevertheless, a Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

The Funds will write only covered options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Fund will either (1) earmark or segregate cash or liquid securities having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

Upon the exercise of a put option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to the excess of the security’s market value at the time of the option’s exercise over the greater of (i) the Fund’s acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

There can be no assurance that a Fund will be able to effect closing purchase transactions at a time when it wishes to do so. As discussed above under “Options on Securities,” to facilitate closing purchase transactions, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the OTC market. Option writing for the Funds may be limited by position and exercise limits established by securities exchanges and the Financial Industry Regulatory Authority (“FINRA”). Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code.

Options written by a Fund will ordinarily have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. A Fund may write in-the-money call options when the price of the underlying security is expected to remain flat or decline moderately during the option period or at-the-money call options when the price of the underlying security is expected to remain flat or advance moderately during the option period. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of a Fund as the writer of an option continues, such Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the securities exchange on which the option is written.

Each Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. Each Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Fund of options will depend on the Adviser’s ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Purchasing Put and Call Options on Securities. Each Fund may purchase put options on portfolio securities, commodities and other instruments in which it may invest. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs.

Each Fund may purchase call options on instruments in which it may invest in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. Each Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and a Fund will lose the premium paid for the option.

Options on Indices. The International Equity Fund, International Equity Fund II, Global High Income Fund, Emerging Markets Local Currency Debt Fund, Total Return Bond Fund, the US Equity Funds and Select Opportunities Fund may purchase and sell call and put options on securities and commodity indices in which it may invest. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market value of the securities included in the index. A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index. A Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increase in the value of securities to be acquired. A Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

Options on securities and commodities indices are similar to options on securities and commodities, respectively, except that the delivery requirements are different. In contrast to an option on a security or commodity, an option on a security or commodity index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security or commodity. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”

Options on Swap Agreements. A Fund may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon the exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Foreign Currency Options. Please refer to “Foreign Currency Transactions” on page 21.

Options on Futures Contracts

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates, commodities and securities markets by a Fund’s Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

Options on Interest Rate Futures Contracts. A Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

As contrasted with the direct investment in such a contract, the option gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds for calls or is less than for puts the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Funds.

Options on Foreign Currency Futures Contracts. The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund, Emerging Markets Local Currency Debt Fund and Select Opportunities Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. Each Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Options on Precious Metal-Related Futures Contracts. The International Equity Fund, International Equity Fund II, Emerging Markets Local Currency Debt Fund and Select Opportunities Fund may purchase and write put and call options on precious metal-related futures contracts that are traded on a U.S. exchange or foreign exchange or board of trade. These transactions may be used as a hedge against changes in commodity prices and market conditions. Each Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Options on foreign currency futures entitle a Fund, in return for the premium paid, to assume a position in an underlying foreign currency futures contract. In contrast to a direct investment in the contract, an option on a foreign currency futures contract gives the purchaser the right, not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined price at a time in the future.

Currency futures and related options are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it may not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a

Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund’s investments denominated in that currency over time.

High-Yield/High-Risk Bonds

The Global High Income Fund may invest all of its assets in high-yield/high-risk debt instruments. The International Equity Fund, International Equity Fund II and Select Opportunities Fund may each invest up to 10% of their respective total assets in high-yield /high-risk debt instruments. The Emerging Markets Local Currency Debt Fund may also invest in high-yield/high-risk debt instruments. High-yield/high-risk debt instruments typically carry lower credit ratings and involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when they are due. Such debt instruments may typically possess speculative characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

Illiquid Securities

Each Fund may purchase illiquid securities in an amount not to exceed 15% of its total assets. Illiquid securities are those securities that each Board or its delegate determines on an ongoing basis do not have an adequate trading market; or for other reasons are not readily resalable; or comprise securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

If illiquid securities exceed 15% of a Fund’s total assets after the time of purchase, the Adviser will take steps to reduce its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

Income Deposit Securities (“IDS”)

The Global High Income Fund may invest in IDS. IDS consist of two securities, common shares and subordinated notes of the issuer, which are “clipped” together. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. The distribution policies of IDS issuers are similar to those of REITs, master limited partnerships and income trusts, which distribute a significant portion of their free cash flow. IDSs are listed on a stock exchange, but initially the underlying securities are not. However, in time (typically in the range of 45 to 90 days after the closing of the offering), holders may unclip the components of the IDSs and trade the common shares and subordinated notes separately.

Investments in the Wholly-Owned Subsidiary

Investments in an offshore subsidiary are expected to provide the International Equity Fund, International Equity Fund II and the Select Opportunities Fund with exposure to the commodity markets consistent with the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings, as discussed below under “Additional Information Concerning Taxes.” The offshore subsidiaries are subject to the same investment objective of their respective Funds. The offshore subsidiaries may invest in commodity-based futures, commodity-based over-the-counter (“OTC”) options, commodity-based options on futures, commodity-based exchanged traded funds (“ETFs”), OTC and exchange traded options on commodity-based ETFs, commodity-based total return swaps, commodity-based credit linked/participatory notes and warrants, commodity pools, and investments in precious metals. The offshore subsidiaries are otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions of their respective Funds, including the timing and valuation method of the subsidiaries’ portfolio investments and shares of the subsidiaries. The subsidiaries are managed pursuant to the same compliance policies and procedures as the policies and procedures adopted by each of the subsidiary’s respective Funds. The offshore subsidiaries are organized under the laws of the Cayman Islands, and are overseen by their own board of directors. The International Equity Fund, International Equity Fund II or the Select Opportunities Fund are the sole shareholders of their respective offshore subsidiary, and it is not currently expected that shares of any of the offshore subsidiaries will be sold or offered to other investors. It is expected that each offshore subsidiary will invest primarily in precious metal-related instruments. The Funds may enter into these precious metal-related instruments directly or gain exposure to these instruments indirectly by investing in an offshore subsidiary of the International Equity Fund, International Equity Fund II and the Select Opportunities Fund. To the extent that the International Equity Fund, International Equity Fund II and/or Select Opportunities Fund invest in their respective subsidiaries, such Fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this Statement of Additional Information.

Lending Portfolio Securities

International Equity Fund, International Equity Fund II, US Microcap Fund, US Smallcap Fund, US Midcap Fund, US Multicap Fund and Select Opportunities Fundare authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Fund’s securities may not exceed 33 1/3% of the Fund’s total assets. A Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account with such Fund’s custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower.

By lending its portfolio securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities in the form of substitute payments, by investing the cash collateral in short-term instruments or by obtaining a fee paid by the borrower when U.S. government securities are used as collateral. A Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must initially receive at least 102% cash collateral or equivalent securities from the borrower for U.S. securities and 105% cash collateral or equivalent securities from the borrower for foreign securities; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable compensation on the loan, as well as substitute payments for any dividends, interest or other distributions on the loaned securities; (5) the Fund may pay only reasonable lending agent and custodian fees in connection with the loan; and (6) the Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan for material events and vote the proxy if time permits.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement security by the time the replacement investment is purchased. Loans will be made only to parties deemed by State Street to have the ability to perform as a borrower and when, in the Adviser’s judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. Cash collateral may be invested in unaffiliated money market funds. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral. A Fund’s securities lending program may be temporarily suspended if a Board and/or the Adviser determine it to be in the best interests of a Fund’s shareholders.

Money Market Investments

Each Fund, with the exception of the Emerging Markets Local Currency Debt Fund, may invest up to 20% of its net assets in short-term investment grade money market obligations. The Emerging Markets Local Currency Debt Fund may invest in short-term investment grade money market obligations, whether issued in the U.S. or emerging markets countries, without regard to the 20% limitation; provided that the Emerging Markets Local Currency Debt Fund will comply under ordinary circumstances with its 80% of net assets investment policy described in the Fund’s prospectus and in this SAI on page 9.

On occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of a Fund’s assets in short-term money market obligations.These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody’s or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody’s, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, a Fund could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including repurchase agreements with respect to such securities).

Mortgage Related Securities

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund, Emerging Markets Local Currency Debt Fund and Select Opportunities Fund may invest in mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Agency-Mortgage-Related Securities: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“GNMA”), Fannie Mae and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Fannie Mae Securities: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

Government National Mortgage Association Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities (“ARMs”) are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such Fund securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets minimum investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

Municipal Bonds

The Total Return Bond Fund and the Global High Income Fund may invest in securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Prices and yields on Municipal Bonds are dependent on a variety of factors, including general credit conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other lawsaffecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner. Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

The Total Return Bond Fund and the Global High Income Fund may also invest in certain tax-exempt Municipal Bonds. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level and the security could decline significantly in value. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become taxable, possibly retroactively to the date the security was issued.

Non Deliverable Forwards

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund, Emerging Markets Local Currency Debt Fund and the Select Opportunities Fund may invest in Non Deliverable

Forwards (“NDF”). NDF is an outright forward or futures contract in which counterparties settle the difference between the contracted NDF price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities. NDFs are prevalent in some countries where forward contract trading has been banned by the government.

Precious Metal-Related Instruments

The International Equity Fund, International Equity Fund II,Select Opportunities Fund and Emerging Markets Local Currency Debt Fundmay invest in precious metal-related instruments such as gold, silver, platinum and palladium, including (i) the equity securities of companies that explore for, extract, process or deal in precious metals and related options or warrants thereof (ii) asset-based securities indexed to the value of such metals, such as ETFs and related options thereof (iii) precious metal futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”). Investments in precious metal-related instruments may be purchased when they are believed to be attractively priced or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability.

A Fund’s investments in precious metal-related instruments can fluctuate due to monetary and political developments such as economic cycles, the devaluation of currency, changes in inflation or expectations about inflation in various countries, interest rates, metal sales by governments or other entities, government regulation, and resource availability and demand. Changes in the political climate for the major precious metal producers such as China, Australia, South Africa, Russia, the United States, Peru and Canada may have a direct impact on worldwide precious metal prices. Based on historical experience, during periods of economic or fiscal instability precious metal-related instruments may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The International Equity Fund, International Equity Fund II and Select Opportunities Fund may have significant exposure to gold. Gold is a commodity which has risen significantly over the past decade and historically has been a volatile investment and from time to time subject to government restrictions or prohibitions. Although the International Equity Fund and the Select Opportunities Fund are not permitted to make direct investments in gold bullion, both are permitted to invest in gold through the precious-metal related instruments listed above.

Private Placements

Each Fund other than the Total Return Bond Fund may purchase securities that are privately placed and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Eligible private placements may include, in addition to more traditional private placement securities, securities sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(1) and 4(2) of the 1933 Act (Section 4(1½) Securities) and also private investments in public equity (PIPE) transactions. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s net asset value.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often “restricted securities,” which are securities that cannot be sold to the public without registration under the 1933 Act, or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the 1933 Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, in privately negotiated transactions to a limited number of purchasers, in limited quantities, after they have been held for a specified period of time, and after other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an underwriter for purposes of the 1933 Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatization Vouchers

The International Equity Fund, International Equity Fund II, Global High Income Fund and Select Opportunities Fund may invest in privatization vouchers. Privatization vouchers are a method where citizens are given or can inexpensively buy a book of vouchers that represent potential shares in any state owned company. Voucher privatization has mainly been used in the early–to–mid 1990s in the transition economies of Central and Eastern Europe. Privatization vouchers may reflect distribution arrangements in which at least some shares of the ownership in state industrial enterprises could be transferred to private citizens for free. Organizations and enterprises may be prohibited from accepting privatization vouchers as instruments of payment for goods, services or work. However, privatization vouchers are otherwise negotiable instruments and they may be bought and sold on the market without restriction.At times, it also may be more difficult to determine the fair value of the vouchers for purposes of computing the net asset value of these Funds.

Real Estate Investment Trusts (“REITs”)

The International Equity Fund, International Equity Fund II, Global High Income Fund, US Equity Funds and Select Opportunities Fund may invest in shares of REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from Investment Company Act of 1940, as amended (the “1940 Act”).

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases. Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Real Estate Related Securities

Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing may be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code (the “Code”).

Repurchase and Reverse Repurchase Agreements

Each Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during such Fund’s holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the retail price provided in the agreement, including interest.

A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the Fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. To evaluate this risk, the Adviser has been delegated responsibility by each Board for monitoring the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements. A repurchase agreement is considered to be a loan under the 1940 Act. Under ordinary market conditions, a Fund, with the exception of the Emerging Markets Local Currency Debt Fund, may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, a Fund may invest in these agreements without limit. The Emerging Markets Local Currency Debt Fund may invest in repurchase agreements without regard to the 20% limitation; provided that the Local EmergingMarkets Local Currency Debt Fund will comply under ordinary circumstances with its 80% of net assets investmentpolicy described in the Fund’s prospectus and in this SAI on page 9.

Rule 144A Securities, Section 4(1½) Securities and Section 4(2) Commercial Paper

Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule

144A under the 1933 Act (“Rule 144A Securities”), sold pursuant to Section 4(2) of the 1933 Act (“4(2) Commercial Paper”), or sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(1) and 4(2) of the 1933 Act (“Section 4(1½) Securities”), as applicable. A Rule 144A Security, a Section 4(1½) Security or 4(2) Commercial Paper may be considered illiquid and therefore subject to a Fund’s 15% limitation on the purchase of illiquid securities, unless each Board or its delegate determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities.

Securities of Other Investment Companies

Each Fund may invest in securities of other investment companies including ETFs to the extent permitted under the 1940 Act. Investment by a Fund in the securities of other investment companies would involve the payment of duplicative fees (those charged by the Fund and the investment company in which the Fund invests).

Short Sales “Against the Box”

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale such Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.”

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by such Fund’s custodian or qualified sub-custodian. While the short sale is open, a Fund will earmark or segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute such Fund’s long position. Not more than 10% of a Fund’s net assets (taken at current value) may be held as collateral for such short sales at any one time. Whenever possible, a Fund will not earmark or segregate 144A securities.

The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There may be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Short Sales

The Emerging Markets Local Currency Debt Fund may engage in the short sale of securities and currencies for investment return, to offset declines in long positions in similar securities, or currencies, and as part of its overall portfolio management strategies involving the use of derivatives. A short sale typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it may be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value resulting in a loss. The seller of a short position generally realizes profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When making a short sale, the Fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale. Also, there is the risk that the counterparty to the short sale may fail to honor its contract terms, resulting in a loss to the Fund. The Fund may also enter into a short position through the use of futures, forwards and swap contracts.

Short positions established by the Fund through cash settled derivative contracts require no physical delivery of the underlying financial instrument sold short in the contract. The Fund will typically set aside liquid assets in an amount equal to the Funds daily marked-to-market net obligation (i.e. the Fund’s daily net liability) under the contracts, if any, rather than the full notional value of the instrument sold short in the derivative contract. By setting aside assets equal to its net obligations under cash settled derivatives, the Fund may employ more leverage than if the Fund was required to segregate assets equal to the full notional value of instruments sold short through derivatives contracts.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss as a result of the short sale. Also, there is the risk that the counterparty to a short sale may fail to honor its contract terms, causing a loss to the Fund.

Until the Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. Short positions established by the Fund through cash settled derivative contracts require no physical delivery of the underlying financial instrument sold short in the contract. The Fund will typically set aside liquid assets in an amount equal to the Funds daily marked-to-market net obligation (i.e. the Fund’s daily net liability) under the contracts, if any, rather than the full notional value of the instrument sold short in the derivative contract. By setting aside assets equal to its net obligations under cash-settled derivatives, the Fund may employ more leverage than if the Fund was required to segregate assets equal to the full notional value of instruments sold short through derivatives contracts. The Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Structured Notes

Each Fund may invest in structured notes. Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency and currency baskets, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and precious metal-related instruments and other commodities. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

Swaps and Swap Related Products

Among the transactions into which a Fund may enter into are total return swaps, equity swaps, index swaps, interest rate swaps, currency swaps, certificates of deposit, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the stream of periodic payments (or differentials in rates of return) earned or realized on predetermined financial instruments, which may be adjusted for an interest factor. The gross payments to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the payment on or increase in value of a particular U.S. dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities, including, but not limited to, in circumstances in which direct investment is restricted by local law or is otherwise prohibited or impractical. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. The underlying financial instrument is denominated in one currency but the instrument itself is settled in another currency at some fixed rate which provides exposure to a foreign asset but without the corresponding foreign exchange rate risk.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date.Atotal return swap is a swap in which one party pays thetotal return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. If the total return is negative, then the party making periodic interest or dividend payments pays this amount to the other party. The parties have exposure to the return of the underlying stock or index, without having to hold the underlying assets. The profit or loss of the party making periodic interest or dividend payments is the same as actually owning the underlying asset. Anequity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. One party to an equity swap agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments from the other party based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. The parties to an equity swap do not make an initial payment and do not have any voting or other rights of a stockholder. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. Interest rate swaps involve the exchange by the with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit Default Swaps: To the extent consistent with a Fund’s investment objective, a Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

The Emerging Markets Local Currency Debt Fund may also purchase credit default swap protection on an issuer whose debt securities is not held in its portfolio in order to establish a synthetic short position in the issuer’s securities. In such transactions, the Fund would profit if there were an increase in the risk of a default or other credit event associated with that issuer.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to a Fund. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

U.S. Government Securities

Each Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by a federal agency or instrumentality. The Funds also may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. In August 2011, Standard & Poor’s lowered the U.S. credit rating from AAA to AA+.

Unrated Debt Securities

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund, Emerging Markets Local Currency Debt Fund and Select Opportunities Fund may invest in unrated debt instruments of foreign and domestic issuers.

Variable Rate Instruments

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund, Emerging Markets Local Currency Debt Fund and Select Opportunities Fund may invest in variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, the Funds will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as

“not readily marketable” and therefore illiquid. If an issuer of such instruments were to default on its payment obligations, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Warrants

The International Equity Fund, International Equity Fund II, and Select Opportunities Fund may invest up to 10% of their net assets in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or OTC. Over-the-counter equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. Over-the-counter warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an over-the-counter warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant. The Global High Income Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, global issuers that trade on an exchange or OTC. The Total Return Bond Fund may invest in interest rate warrants. The Emerging Markets Local Currency Debt Fund may invest in interest rate warrants and long term options of, or relating to, global issuers that trade on an exchange or OTC, equity warrants, index warrants and covered warrants. Additionally, the US Equity Funds may invest in equity warrants, index warrants and covered warrants.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time a Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. Certain Funds may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

When-Issued Securities and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, ordinarily within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the extent the Fund is fully invested, these transactions will have the same effect on net asset value per share as leverage. A Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if the Adviser deems it advantageous to do so.The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a “when, as and if issued” basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will earmark or segregate cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on a Fund’s net assets. Whenever possible, a Fund will not earmark or segregate 144A securities.

TEMPORARY DEFENSIVE POSITION

Each Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolios, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. It is impossible to predict whether, when or for how long a Fund will employ a defensive strategy and during such time, the respective Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

High rates of portfolio turnover can lead to increased taxable gains and higher expenses. Certain practices and circumstances could result in high portfolio turnover. For example, the volume of shareholder purchase and redemption orders, market conditions, or the Adviser’s investment outlook may change over time. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. The portfolio turnover rates for the Funds for each of the past two fiscal years are shown in the table below.

Fund Name	Portfolio Turnover Rate for the Fiscal Year Ended 10/31/10	Portfolio Turnover Rate for the Fiscal Year Ended 10/31/11

International Equity Fund	105%	41%†
International Equity Fund II	123%	51%†
Total Return Bond Fund	193%	219%
Global High Income Fund	57%	78%
Emerging Markets Local Currency Debt Fund*	N/A	26%
US Microcap Fund	137%	232%††
US Smallcap Fund	145%	180%
US Midcap Fund	141%	178%
US Multicap Fund	93%	157%††
Select Opportunities Fund	195%	147%

†The portfolio turnover rate for the fiscal year ended October 31, 2011 varied significantly from the portfolio turnover rate for the fiscal year ended October 31, 2010 for the International Equity Fund and International Equity Fund II due to the Funds being positioned with greater conviction with respect to our emerging market consumer theme versus 2010. After the convulsive market activity witnessed in 2009, 2010 was a transition year during which the portfolio managers were actively repositioning the strategy throughout the year, leading to higher turnover levels than have ordinarily been the case. Turnover in 2011 returned to the longer term historical levels.
††The portfolio turnover rate for the fiscal year ended October 31, 2011 varied significantly from the portfolio turnover rate for the fiscal year ended October 31, 2010 for the US Microcap Fund and US Multicap Fund. Although turnover levels increased over 2010 levels, they remain generally consistent with the longer term levels exhibited by each of the Funds, which reflect the concentrated nature of each of the Funds with sizeable, idiosyncratic, stock-specific risks and strict sell disciplines. The turnover levels in 2011 are also a reflection of the unusually high stock correlations of 2011 which were not friendly to active-risk investors.
* The Emerging Markets Local Currency Debt Fund commenced operations on May 24, 2011. The portfolio turnover is for the period May 24, 2011 to October 31, 2011.

In an effort to utilize capital loss carry forwards, the Funds may engage in enhanced trading activity. This may result in additional trading costs, as well as increased portfolio turnover.

INVESTMENT LIMITATIONS

For the Total Return Bond Fund

The investment limitations numbered 1 through 11 have been adopted with respect to the Total Return Bond Fund as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.

Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3.

Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.

Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.

Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

6.

Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

7.

Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

8.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9.

Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

10.

Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

11.

Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

For the Emerging Markets Local Currency Debt Fund

The investment limitations numbered 1 through 8 have been adopted with respect to the Emerging Markets Local Currency Debt Fund as fundamental policies and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.	Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

2.

Purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industries.

3.	Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

4.

Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

5.

Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.

Make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund’s net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

7.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

8.

Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

9.

Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

For the International Equity Fund

The investment limitations numbered 1 through 12 have been adopted with respect to the International Equity Fund as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.

Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3.

Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.

Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.

Purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.

Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

7.

Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

8.

Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices, commodities and currencies and (b) purchase or write options on futures contracts.

9.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

10.

Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

11.

Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

12.

Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

The Fund’s subsidiary will follow the Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

For the International Equity Fund II

The investment limitations numbered 1 through 10 have been adopted with respect to the International Equity Fund II as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.

Borrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3.

Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.

Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.

Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.

Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

7.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

8.

Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

9.

Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

10.

Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

11.

Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts; and (v) hold precious-metal commodities directly.

The Fund’s subsidiary will follow the Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

For the US Microcap Fund, US Smallcap Fund, US Midcap Fund and US Multicap Fund

The investment limitations numbered 1 through 9 have been adopted with respect to the US Microcap Fund, US Smallcap Fund, US Midcap Fund and US Multicap Fund as fundamental policies and may not be changed with respect to each Fund without the affirmative vote of the holders of a majority of that Fund’s outstanding shares.

Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Funds may not:

1.	Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

2.	Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.

Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

4.

Purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industries.

5.

Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.

Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

7.

Make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund’s net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

8.

With respect to 75% of the Funds’ total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.

9.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

For the Global High Income Fund and the Select Opportunities Fund

The investment limitations below have been adopted with respect to the Global High Income Fund and the Select Opportunities Fund as fundamental policies and may not be changed with respect to each Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Funds may not:

1.	Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

2.	Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.

Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

4.

Purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industries.

5.

Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.

Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

7.

Make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund’s net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

8.

Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

In addition, the Select Opportunities Fund may not:

with respect to 75% of the Select Opportunities Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Select Opportunities Fund would hold more than 10% of the voting securities of that issuer.

The following investment limitations have been adopted with respect to the Global High Income Fund as a non-fundamental operating policy. Non-fundamental investment limitations may be changed by the Board at any time without shareholder approval.

(i)

The Global High Income Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Global High Income Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques.

(ii)

The following activities will not be considered to be issuing senior securities with respect to the Global High Income Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Global High Income Fund’s assets to secure its borrowings; or (d) a pledge of the Fund’s assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

The following investment limitations have been adopted with respect to the Select Opportunities Fund as a non-fundamental operating policy. Non-fundamental investment limitations may be changed by the Board at any time without shareholder approval.

(i)

The Select OpportunitiesFund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Select Opportunities Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques.

(ii)

The following activities will not be considered to be issuing senior securities with respect to the Select OpportunitiesFund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage or hypothecation of the Select Opportunities Fund’s assets to secure its borrowings.

The Select Opportunities Fund’s subsidiary will follow the Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

For All Funds

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction (except the limitations related to borrowings). It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds’ policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

DISCLOSURE OF THE FUNDS’ PORTFOLIO HOLDINGS

Each Board has adopted policies with respect to the disclosure of Fund portfolio holdings. Such policies and procedures regarding disclosure of portfolio securities are designed to prevent the misuse of material, non-public information about the Funds. As a general rule, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below.

A Fund’s top ten holdings (except the Emerging Markets Local Currency Debt Fund) and other information as of month-end are available and are posted on the Funds’ website at www.artiofunds.com no earlier than five calendar days after such month’s end. For their second and fourth fiscal quarters, the Funds publicly disclose a comprehensive schedule of a Fund’s portfolio holdings as of such fiscal quarter-end, no earlier than the first business day falling thirty days and no later than sixty days after such quarter’s end, by means of their annual and semi-annual reports. The Funds’ annual and semi-annual reports, including their complete portfolio holdings, are sent to shareholders no more than sixty days’ after the relevant period end. The Funds’ annual and semi-annual reports are also filed with the SEC within ten days of being sent to shareholders. The Funds disclose complete portfolio holdings for their first and third fiscal quarters within sixty days of the relevant quarter end in their Form N-Q filings with the SEC. In addition, complete portfolio holdings of the Funds, except International Equity Fund, International Equity Fund II and Select Opportunities Fund, as of month-end are available and posted on the Funds’ website at www.artiofunds.com no earlier than the first business day following the next calendar month’s end. Complete portfolio holdings of International Equity Fund, International Equity Fund II and Select Opportunities Fund as of each of the three month-ends within the Fund’s fiscal quarter are available and posted on the Fund’s website at www.artiofunds.com after International Equity Fund, International Equity Fund II and Select Opportunities Fund files its respective Form N-Q or annual or semi-annual report for that particular fiscal quarter with the SEC. You may obtain a copy of the Funds’ schedule of portfolio holdings or top ten holdings discussed above by accessing the information on the Funds’ website at www.artiofunds.com. The Funds’ SEC filings are available for viewing on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at www.sec.gov/info/edgar/prrrules.htm or by calling 1-202-551-8090).

In addition to the disclosure of portfolio holdings, the Funds have adopted policies with respect to the disclosure of other information concerning the characteristics of a Fund’s portfolio. The Funds are permitted to provide any information on a current basis as long as it does not include references to specific holdings.

The portfolio holdings of the Funds may be considered material, non-public information. In an effort to prevent the misuse of such information, the Funds have adopted a general policy not to selectively disclose to any person the portfolio holdings of the Funds. As permitted by SEC rules, the Funds’ policy of preventing selective disclosure of portfolio holdings does not apply to: (1) persons who owe a fiduciary or other duty of trust and confidence to the Funds (such as the Funds’ legal counsel and independent registered public accounting firm); or (2) persons to whom disclosure is made in advancement of a legitimate business purpose of the Funds and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements described in the next paragraph). The Funds’ policies provide that such parties are subject to duties of confidentiality imposed by law and/or contract.

Pursuant to this policy, for the legitimate business purposes stated below, the Funds may enter into arrangements (and may enter into similar arrangements in the future) providing for more frequent than standard disclosure of portfolio holdings with the following: (1) vendors contracted by the Adviser to provide services relating to the Funds (such as translators, securities lending agents, statistical rating agencies, analytics firms engaged by the Adviser’s investment teams, proxy evaluation vendors, pricing services, credit rating agencies, or entities that provide back-office service functions for the Adviser); (2) market data vendors (such as mutual fund ranking and rating organizations) for the purpose of facilitating such organizations’ evaluations of the Funds and the public dissemination of rankings, ratings and other evaluations of the Funds by these organizations; (3) reputable investment management industry consultants for the purpose of facilitating their evaluation of the Funds and the public dissemination of their views concerning the Funds in a manner similar to market data vendors; (4) consultants to: (a) separate account clients and prospects, (b) institutional fund shareholders and prospective shareholders and (c) retirement plans for the purpose of evaluating the capabilities of the Adviser in managing particular types of investment mandates; (5) industry trade groups such as the Investment Company Institute for the purpose of compiling and studying industry-wide data concerning mutual funds; and (6) analytical groups within brokerage firms or other intermediaries involved in the distribution of mutual fund shares for the purpose of performing initial and ongoing due diligence concerning the sale of the Funds through an intermediary’s system. Additional categories involving legitimate business purpose may be added upon approval of each Board.

Disclosure of a Fund’s portfolio securities as an exception to the Funds’ normal business practice requires the Adviser proposing such exception to identify a legitimate business purpose for the disclosure and to submit the proposal to the Funds’ CCO for approval following senior management and legal review at the Adviser. Additionally, no compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. The Board will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose.

These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Fund’s Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Separate accounts, unregistered commingled investment vehicles and registered investment companies that are managed or sub-advised by the Adviser in a similar manner to the Funds are subject to different portfolio holdings disclosure standards. Certain institutional funds and accounts managed by the Adviser have substantially similar investment objectives and policies to certain Funds that are generally available to the public and may therefore have substantially similar portfolio holdings.

Each Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ disclosure policies. Proposals to disclose portfolio holdings must be authorized by the Funds’ Chief Compliance Officer. Any such authorizations will be for legitimate business purposes and disclosed to the Board no later than its next regularly scheduled quarterly meeting.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Funds to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading in shares of the Funds and/or in portfolio securities held by the Funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

Each Fund may provide material non-public holdings information to third-parties that, (i) calculate information derived from holdings either for use by the Adviser or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants and analytical groups within brokerage firms or other intermediaries), and (ii) enter into confidentiality agreements. The entities that may receive the information for the Funds as described above are: Factset, Vestek, Northern Trust Company, Charles River Systems, Inc., Elkins/McSherry LLC, Ernst and Young LLC, Houlihan Capital, LLC, Barrington Partners,Institutional Shareholder Services and Data Explorers. In addition, Yield Book, Inc. may receive complete portfolio holdings of Total Return Bond Fund daily and Wells Fargo may receive complete portfolio holdings of International Equity Fund II as of each calendar quarter thirty days after such quarter-end. A Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund. Except as discussed above, each Fund may provide to ratings and rankings organizations the same information at the same time that it is made publicly available under the Funds’ policies.

In addition, material non-public holdings information may be provided as part of the ordinary investment activities of each Fund to: the administrator; auditors; the custodian; the securities lending agent; commission-recapture program administrator; the pricing vendor(s); fair value pricing services; the proxy voting agent; broker-dealers in connection requests for price quotations or bids on one or more securities; foreign tax-related services; financial reporting and registration statement printing vendors; website support providers; legal counsel to the Funds or the independent trustees or independent directors; regulatory authorities; and parties to litigation. The entities to whom each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are required to maintain the confidentiality of the information disclosed.

MANAGEMENT OF THE FUNDS

BOARDS OF TRUSTEES AND DIRECTORS

Overall responsibility for management and supervision of the Funds rests with the Trustees, Directors and officers of the Funds. The Boards are composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. The Trustees or Directors approve all significant agreements between the Funds and the persons and companies that furnish services to the Funds, including agreements with its distributor, custodian, transfer agent, investment adviser, and administrator. The Adviser is responsible for running all of the operations of the Funds, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor, administrator, securities lending agent, commission recapture agent, audit and tax provider and legal counsel.

TRUSTEES, DIRECTORS AND OFFICERS

The names of the Trustees, Directors and officers of the Funds, their addresses, dates of birth, principal occupations during the past five years and other affiliations are set forth below. The Fund Complex, referred to in the charts below, is comprised of the nine series of the Trust and the Select Opportunities Fund (“SOF”).

Independent Trustees and Directors:

Name, Age[3] and Address	Positions, Term of Office[1] and Length of Time Served with the Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family Overseen by Trustee or Director	Other Directorships[2] Held During Past Five Years

Antoine Bernheim 58 330 Madison Avenue New York, NY 10017	Trustee of the Trust since November 2004; Director of SOF since July 1990; Chairman of the Fund Complex since December 2008.	President, Dome Capital Management, Inc., 1984 – present (investment advisory firm); Chairman, Dome Securities Corp., 1995 – present (broker/dealer); President, The U.S. Offshore Funds Directory, 1990 - present (publishing)	10	None

Thomas Gibbons 64 330 Madison Avenue New York, NY 10017	Trustee of the Trust since November 2004; Director of SOFsince December 1993.	President, Cornerstone Associates Management, 1987 – present (consulting firm)	10	None

Cynthia Hostetler 49 330 Madison Avenue New York, NY 10017	Trustee of the Trust since September 2011; Director of SOF since November 2010.	Member of the Board of Directors of the Edgen Group (distributor), 2012 – present; Head of Private Equity; Vice President of Investment Funds, Overseas Private Investment Corporation, 2001 – 2009; President, First Manhattan Bancorporation, 1991 – 2006	10	None

Robert S. Matthews 68 330 Madison Avenue New York, NY 10017	Trustee of the Trust since June 1992; Director of SOF since June 2002.	Managing Partner, Matthews & Co. , 1990 – present (certified public accounting firm)	10	Trustee, Allstate Financial Investment Trust, 2008 - 2009, (investment company).

Peter Wolfram 58 101 Park Avenue New York, NY 10178	Trustee of the Trust since June 1992; Director of SOF since November 2004.	Partner, Kelley Drye & Warren LLP, 1983 - present (law firm)	10	None

Anthony Williams 47 330 Madison Avenue New York, NY 10017	Director of SOF since July 26, 2012	President, Chief Executive Officer and Principal Executive Officer of the Fund and Artio Global Investment Funds since 2004; Chief Operating Officer and member of the Board of Directors, Artio Global Management LLC (since 2004)	10	None

[1]

Each Trustee/Director serves during the lifetime of the Trust/SOF or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders/stockholders and until the election and qualification of his or her successor. The current retirement age is 75.

[2]	Directorships include public companies and any company registered as an investment company.
[3]	Age calculated as of March 1, 2012.

Relevant Business and Mutual Fund Experience of Trustees/Directors

Antoine Bernheim: Mr. Bernheim is the independent Chairman of the Trust and the Select Opportunities Fund. He is an experienced business executive with service in business and finance since 1977. He is the President and founder of Dome Capital Management, Inc., a financial advisory firm, and the Chairman and founder of Dome Securities Corp., a broker-dealer. Mr. Bernheim advises institutional and private investors and is active in the sponsorship of and capital raising for hedge funds. He has served on the Trust’s Board of Trustees and its related Committees since 2004 and has served on the Select Opportunities Fund’s Board of Directors and its related Committees since 1990. He has many years of experience with the Funds’ operations and history. Mr. Bernheim is currently the Chairman of the Risk Management Oversight Committee and is also a member of the Compliance and Disclosure Committee and the Nominating and Governance Committee.

Thomas J. Gibbons: Mr. Gibbons is an experienced business executive with service in consulting and sales and line management since 1971. He is the founder of Cornerstone Associates, a management consulting firm. He has served on the Trust’s Board of Trustees and its related Committees since 2004 and has served on the Select Opportunities Fund’s Board of Directors and its related Committees since 1993. He has many years of experience with the Funds’ operations and history. Mr. Gibbons has participated in numerous Independent Directors Council and Mutual Fund Directors Forum Panels dealing with Mutual Fund Director issues. Mr. Gibbons is currently the Chairman of the Compliance and Disclosure Committee and is also a member of the Risk Management Oversight Committeeand Investment Management and Service Contracts Committee.

Cynthia Hostetler: Ms. Hostetler is an experienced business executive with service in banking and finance since 1993. She has served as President of First Manhattan Bancorporation, a Kansas bank holding company, and was head of Private Equity and Vice President Investment Funds at the Overseas Private Investment Corporation (OPIC). She joined the Board of Directors for the Select Opportunities Fund and its related Committees in November 2010 and joined the Board of Trustees of the Trust and its related Committees in September 2011. Ms. Hostetler has many years of experience as a practicing corporate attorney with a knowledge of fund operations and emerging markets investments. Ms. Hostetler is currently the Chairwoman of the Investment Management and Service Contracts Committee and is also a member of the Risk Management Oversight Committee, Nominating and Governance Committee, and the Audit and Valuation Committee.

Robert S. Matthews: Mr. Matthews is an experienced business executive who has practiced accounting since 1965. He was a partner at KPMG until 1989 when he left KPMG to start a new C.P.A. firm. He is the founder and managing partner of Matthews & Co., LLP, a certified public accounting firm. He served as a Trustee of the Allstate Financial Investment Trust, a registered investment company, for 1 year. He has served on the Trust’s Board of Trustees and related Committees since 1992 and has served on the Select Opportunities Fund’s Board of Directors and its related Committees since 2002. He has many years of experience with the Funds’ operations and history. Mr. Matthews is currently the Chairman of the Audit and Valuation Committee and is also a member of the Risk Management Oversight Committee and the Investment Management and Service Contracts Committee..

Peter Wolfram: Mr. Wolfram is an experienced corporate business attorney who has practiced international corporate governance since 1984. He is a partner of Kelley Drye & Warren LLC, an international law firm based in New York, and advises multinational companies on their businesses and mergers and acquisition transactions. He has served on the Trust’s Board of Trustees and related Committees since 1992 and has served on the Select Opportunities Fund’s Board of Directors and its related Committees since 2004. He has many years of experience with the Funds’ operations and history. Mr. Wolfram is currently the Chairman of the Nominating and Governance Committee and is a member of the Risk Management Oversight Committee, Audit and Valuation Committee, Compliance and Disclosure Committeeand the Investment Management and Service Contracts Committee.

Anthony Williams: Mr. Williams is responsible for all shareholder and client-related matters at the Adviser. He is responsible for the day-to-day operational management of the Adviser, is a member of the Adviser’s Executive Management Committee and has primary management responsibility for all organizational matters related to the Fund as well as the Adviser’s relationship with the Independent Trustees of the Trust and the Independent Directors of the Select Opportunities Fund. Mr. Williams has extensive experience in the organizational management and oversight of institutional asset management businesses. He has had specific responsibility in overseeing the product development, distribution and institutional client service functions as well as technology, operations and risk management. Mr. Williams has served as Head of Cross Border Strategies at JP Morgan Fleming Asset Management and Chief Operating Officer at Fleming Asset Management in New York as well as Client Service Director at Fleming Asset Management, UK.

Board Leadership Structure and Risk Oversight

Since 2004 the Chairmen of the Funds’ Boards have been and continue to be independent trustees/directors. The current Chairman, Antoine Bernheim, is a recognized expert on hedge funds and has been involved in the investment management business for over 25 years. Since inception, the Funds’ Boards have been comprised of at least a majority of independent trustees/directors and remain committed to trustee/director independence.

Each Board has chosen to select different individuals as Chairman of the Board and as President of the Trust and Select Opportunities Fund. Mr. Bernheim serves as Chairman of the Board while Mr. Anthony Williams, the Chief Operating Officer of the Adviser, serves as President, Chief Executive Officer and Principal Executive Officer of the Trust and Select Opportunities Fund. The Boards believe that this leadership structure is appropriate, since Mr. Williams provides the Boards with insight regarding the day-to-day management, while Mr. Bernheim provides an independent perspective on the general oversight.

The Boards oversee risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including, among other risks, investment, compliance, financial, operational, and valuation risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk). The Boards have established Risk Management Oversight Committees (the “RMOC”) to oversee the Funds’ risk management policies and procedures and investments in futures, swaps, options and other derivatives and complex financial instruments. The RMOC also reviews all new investment products and strategies proposed by the Adviser prior to approval of such by the Boards. In discharging its oversight responsibilities, the RMOC considers risk management issues throughout the year by reviewing monthly reports prepared by the Adviser..The Adviser provides a monthly report to the RMOC detailing statistical and other relevant information related to portfolio and operational risk including changes in risk profile. In addition, the Adviser provides an Enterprise Risk Report to the RMOC annually which details material risks concerning the Funds. The RMOC is comprised of all members of each Board and it consults with the counsel to the Funds regularly. Meetings of the RMOC are conducted periodically during the year in order to discuss with the Adviser each Fund’s current portfolio and operational risk profile. The Board has determined that the Funds’ leadership and committee structure is appropriate because it enables the Board to effectively and efficiently fulfill its oversight responsibilities and it facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationship between the Funds, on the one hand, and the Adviser and certain other principal service providers, on the other.

In addition to the RMOC, each Board’s other committees assist in overseeing various types of risks relating to the Funds, including but not limited to, valuation risk, financial risk compliance risk and operational risk. The Boards receive reports from each committee regarding each committee’s area of responsibility and, through these reports and its regular interactions with management of the Adviser during and between meetings, reviews the Adviser’s risk management processes. The Boards review the fair value determinations of the Adviser through the Audit and Valuation Committees. Each Board has appointed a Chief Compliance Officer for the Funds (the “Fund CCO”) who provides a comprehensive written report annually and presents quarterly reports at the Boards’ regular meetings. Each Board receives regular reports from both the Fund CCO and administrator, detailing the results of the Funds’ compliance with its Board adopted policies and procedures, the investment policies and limitations, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues concerning the Funds with the Boards, soliciting the Boards’ input on many aspects of management, including potential risks to the Funds. The Boards’ Audit and Valuation Committees also receive reports on various aspects of risk that might affect the Funds and offers advice to management, as appropriate. The Boards also meet in executive session with counsel to the Funds, the Fund CCO and representatives of the Adviser, as needed. The Fund CCO also meets with the Boards in private without representatives of the Adviser or its affiliates present. Through these regular reports and interactions, the Boards oversee the risk management parameters for the Funds. In addition, through the Compliance Committee, the Boards review the Fund CCO’s process of reviewing each service provider’s compliance program, including any violations of the Code of Ethics, forensic testing by the Fund CCO, and any compliance matter brought to its attention.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s investment goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Boards RMOC or other Committees.

Officers of Funds:

The business address for each officer of the Funds, except Ms. McGowan, Mr. Smith, Mr. James, Ms. Coop, Mr. McVoy and Mr. Kapner is Artio Global Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Ms. McGowan, Mr. Smith, Mr. James, and Ms. Coop is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Kapner is P.O. Box 388, Jericho, NY 17753-0388.

Name and Age[3]	Position and Term of Office[1,2]	Length of Time Served As Fund Officer		Principal Occupation(s) During Past Five Years

Anthony Williams 47	President, Chief Executive Officer and Principal Executive Officer	Officer of the Trust since 2004; Officer of SOF since 2004.	•	Chief Operating Officer and member of Board of Directors of Artio Global (2004 – present)
			•	Chief Operating Officer, Artio Global (2004-present)

Greg Hopper 54	Vice President	Officer of the Trust since 2002; Officer of SOF since 2002.	•	Senior Vice President, Artio Global (2009 – present)
			•	First Vice President, Artio Global (2002 – 2009)

Samuel Dedio 45	Vice President	Officer of the Trust since 2006.	•	Senior Vice President and Head of U.S. Equity, Artio Global (2006 – present)
			•	Managing Director, Deutsche Asset Management (1999 – 2006).

Richard C. Pell 57	Vice President	Officer of the Trust since 1995; Officer of SOF since 2004.	•	Chief Executive Officer and Chairman of the Board of Directors, Artio Global Investors Inc. (2007 – present)
			•	Chief Executive Officer, Artio Global (2007-present)
			•	Chief Investment Officer, Artio Global (1995-present)

Donald Quigley 47	Vice President	Officer of the Trust since 2001.	•	Senior Vice President and Head of Global Fixed-Income , Artio Global (2001 – present)

Name and Age[3]	Position and Term of Office[1,2]	Length of Time Served As Fund Officer		Principal Occupation(s) During Past Five Years

Rudolph-Riad Younes 50	Vice President	Officer of the Trust since 1997; Officer of SOF since 2004.	•	Managing Director and Head of International Equity, Artio Global (2002 – present)

Keith Walter	Vice President	Officer of GEF since 2012.	•	Senior Portfolio Manager and Head of Global Equity, Artio Global (2012 to present)
			•	Portfolio Manager for a private family office (2010-2012)
			•	Senior Portfolio Manager, Artio Global (1999-2010)JP Morgan (2005 – 2009)

Elena Liapkova, CFA 38	Vice President	Officer of the Trust since 2010.	•	Portfolio Manager and First Vice President, Artio Global (2005 – present)

Timothy J. Clemens 36	Chief Financial Officer	Officer of the Trust since 2009; Officer of SOF since 2009.	•	Vice President, Artio Global (2009 – present)
			•	Vice President, The Bank of New York Mellon (2006-2009)
			•	Vice President, Gemini Fund Services LLC (2001 – 2006)

Alex Bogaenko 48	Treasurer	Officer of the Trust since 2005; Officer of SOF since 2005.	•	Vice President, Artio Global (2005 – present)

Ken Kapner 54	Vice President	Officer of the Trust since 2009; Officer of SOF since 2009.	•	President, CEO, Financial Trainer and Consultant, Global Financial Markets Institute (1997 – present)

Michael K. Quain 54	Chief Compliance Officer	Officer of the Trust since 2004; Officer of SOF since 2004.	•	First Vice President, Artio Global (2002 – present)

Victor J. Simon 43	Vice President	Officer of the Trust since 2010; Officer of SOF since 2010.	•	First Vice President, Artio Global (2006 – present)
			•	Vice President, Deutsche Bank (1994 – 2006)

Michael McVoy 54	Anti-Money Laundering and Identity Theft Officer	Officer of the Trust since 2004; Officer of SOF since 2004.	•	Chief Compliance Officer for U.S. Bancorp (2002 – present)
			•	Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.) (1986 – 2006)
			•	Senior Vice President and Risk Manager for U.S. Bancorp (1999 – present)

Victoria McGowan 45	Assistant Treasurer	Officer of the Trust since 2003; Officer of SOF since 2003.	•	Senior Vice President, State Street Bank and Trust Company (2007 – present)
			•	Senior Director, State Street Bank and Trust Company (formerly Investors Bank and Trust Company)(2002 – 2007)

Brian Smith 44	Assistant Treasurer	Officer of the Trust since 2007; Officer of SOF since 2007.	•	Vice President, State Street Bank and Trust Company (2007 – present)
			•	Director, Mutual Fund Administration, State Street Bank and Trust Company (formerly Investors Bank and Trust Company) (2005 – 2007)

Name and Age[3]	Position and Term of Office[1,2]	Length of Time Served As Fund Officer		Principal Occupation(s) During Past Five Years

David James 41	Assistant Secretary	Officer of the Trust since 2010; Officer of SOF since 2010.	•	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 - present)
			•	Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 - 2009)

Tracie A. Coop 35	Secretary	Officer of the Trust since 2008; Officer of SOF since 2008.	•	Vice President and Senior Counsel, State Street Bank and Trust Company (2007 – present)
			•	Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006 – 2007)

[1]	Each officer of the Select Opportunities Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.
[2]

Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

[3]	Age calculated as of March 1, 2012.

Share Ownership in the Fund Complex as of December 31, 2011

Name of Trustee/Director	Dollar Range of Equity Securities in the Trust	Dollar Range of Equity Securities in the Select Opportunities Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Fund Family

Disinterested Trustees/Directors

Antoine Bernheim	International Equity Fund II $10,001 - $50,000	None	$10,001 - $50,000

Thomas Gibbons	International Equity Fund II $1 - $10,000 U.S. Smallcap Fund $1-$10,000	None	$10,001 - $50,000

Cynthia Hostetler	None	None	None

Harvey B. Kaplan[1]	International Equity Fund $10,001 - $50,000 Total Return Bond Fund $10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000

Robert S. Matthews	International Equity Fund $50,001 - $100,000 International Equity Fund II $10,001 - $50,000 Global High Income Fund $1 - $10,000	$1 - $10,000	over $100,000

Peter Wolfram	None	$10,001 - $50,000	$10,001 - $50,000

1 Mr. Kaplan retired from the Boards effective September 12, 2012.

The Funds have an Audit and Valuation Committee comprised of Trustees and Directors who are not “interested persons” of the Boards as defined by the 1940 Act (“Independent Board members”). The members of the Audit and Valuation Committee are Messrs. Matthews (Chairman),and Wolfram andMs. Hostetler. As set forth in its charter, the primary duties of theAudit and Valuation Committee are: 1) to recommend to the Board the independent registered public accounting firmto be retained for the next fiscal year, 2) to meet with the Funds’ independent registered public accounting firms as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the officers to the Funds or the auditors, 4) to review and pre-approve the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in each Fund’s operations, 6) to review the findings of SEC examinations and consult with the Adviser on appropriate responses, 7) to make fair value determinations on behalf of the Board; and 8)to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit and Valuation Committee may deem necessary or appropriate. The Audit and Valuation Committee meets at least quarterly. In December 2011, the Audit Committee for the Trust, the Audit Committee for SOF, the Valuation Committee for the Trust and the Valuation Committee for SOF merged to form one committee named the Audit and Valuation Committee. Prior to December 2011, each committee met separately. For the fiscal year ended October 31, 2011, each Audit Committee met three timesand each Valuation Committee met six times.

The Funds have a Nominating and Governance Committee that iscomprised of Messrs. Wolfram (Chairman), Bernheim and Ms. Hostetler, who are Independent Board members. As set forth in its charter, the Nominating and Governance Committee’s primary responsibilitiesare: 1)to evaluate and nominate candidates when there is a vacancy on the Board, 2) oversee the Funds’ corporate governance policies and programs, 3) periodically review the standards for Trustee and Director independence; 4) oversee the annual performance evaluation of the Board; 5) periodically review, evaluate and make recommendations with respect to all aspects of Trustee and Director; 6) review and make recommendations with respect to Trustee and Director indemnification and insurance matters; 7) review and make recommendations with respect to Chief Compliance Officer compensation; and 8) monitor the performance of legal counsel employed by the Funds and the Independent Board members. The Nominating and Governance Committee meets as necessary. In December 2011, the Nominating Committee for the Trust, the Nominating Committee for SOF, the Compensation Committee for the Trust and the Compensation Committee for SOF merged to form one committee named the Nominating and Governance Committee. Prior to December 2011, each committee met separately. For the fiscal year ended October 31, 2011, eachNominating Committee met one time.The Compensation Committees did notmeet during the fiscal year ended October 31, 2011.

The Funds’ Nominating and Governance Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Trustees and Directors, including any recommendations proposed by shareholders, and presents recommendations to the Board. The Nominating and Governance Committee evaluates the candidates’ qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Funds’ Adviser and other principal service providers. The minimum qualifications and standards that the Funds seek for nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles.

The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Secretary of the Funds. Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“1934 Act”), to be considered by the Nominating and Governance Committee. In evaluating a candidate recommended by a shareholder, the Nominating and Governance Committee, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. The Nominating and Governance Committee also reviews the compensation arrangements for the Independent Board members.

The Funds have an Investment Management and Service Contracts Committee, which iscomprised of Ms. Hostetler (Chairwoman) and Messrs. Gibbons and Matthews, who are Independent Board members. In addition to other responsibilities, the Investment Management and Service Contracts Committee shall: 1) gather and review information necessary to evaluate the terms of the advisory agreements on an annual basis prior to the submission of the advisory agreements to the full Board for approval; and 2) review contracts with the Funds’ service providers, including the Administrator, Custodian, Transfer Agent, and Distributor/Principal Underwriter, prior to submission to the full board for approval. The Investment Management and Service Contracts Committee meets as necessary. In December 2011, the Administrative Services Committee for the Trust, the Administrative Services Committee for SOF, the Annual Advisory Contract Review Committee for the Trust and the Annual Advisory Contract Review Committee for SOF merged to form one committee named the Investment Management and Service Contracts

Committee. Prior to December 2011, each committee met separately. For the fiscal year ended October 31, 2011, eachAdministrative Service Committees met five timesand each Annual Advisory Contract Review Committee met three times.

The Funds have a Compliance and Disclosure Committee, which iscomprised of Messrs. Gibbons(Chairman), Bernheim andWolfram, who are Independent Board members. In addition to other responsibilities, the Compliance and Disclosure Committee shall periodically review: 1) the Chief Compliance Officer’s process of reviewing each service provider’s compliance programs, including the Adviser; 2) any violations of the Code of Ethics; 3) any proposed plans of Fund mergers, sales, acquisitions, conversions or other similar transactions for the Funds or their Adviser; 4) any compliance matter brought to its attention; 5) all audits by and reply letters to the SEC; 6) forensic testing by the Chief Compliance Officer; 7) disclosures in the Funds’ registration statements, including any updates and supplements; 8) the Funds’ controls and procedures that are designed to ensure information required by the SEC to be disclosed in the Funds’ registration statements will be adequately disclosed to shareholders; and 9) any material matters of disclosure in the Funds’ financial statements, shareholder reports and proxy statements required by the SEC.The Compliance and Disclosure Committee meets as necessary. In December 2011, the Compliance Committee for the Trust and the Compliance Committee for SOF merged to form one committee named the Compliance and Disclosure Committee. Prior to December 2011, each committee met separately. For the fiscal year ended October 31, 2011, each Compliance Committee met one time.

The Funds have a Risk Management Oversight Committee, which iscomprised of Messrs. Bernheim (Chairman), Gibbons, Matthews, and Wolfram and Ms. Hostetler. In addition to other responsibilities, the Risk Management Oversight Committee shall oversee the Funds’ risk management policies and procedures for the Funds’investments and review all new products proposed for investment in the Funds. The Risk Management Oversight Committee meets as necessary.In December 2011, the Risk Management Oversight Committee for the Trust and the Risk Management Oversight Committee for SOF merged to form one committee named the Risk Management Oversight Committee. Prior to December 2011, each committee met separately. For the fiscal year ended October 31, 2011, each Risk Management Oversight Committee metthree times.

With the exception of the Chief Compliance Officer of the Funds, no director, officer or employee of the Adviser, the Distributor, the Administrator, or any parent or subsidiary thereof receives any compensation from the Funds for serving as an officer, Trustee or Director. A portion of the Chief Compliance Officer of the Funds’ annual compensation may be paid by the Funds.

The following table shows the compensation paid to each Trustee or Director of the Funds who was not an affiliated person of the Funds for the fiscal year ended October 31, 2011.

Name of Trustee/Director	Antoine Bernheim	Thomas Gibbons	Harvey B. Kaplan[1]	Robert S. Matthews	Robert McGuire[2]	Peter Wolfram	Cynthia Hostetler

Compensation from the Trust	$180,514	$151,841	$151,841	$165,554	$151,841	$151,841	$139,507

Compensation from the Select Opportunities Fund	$486	$409	$409	$446	$409	$409	$368

Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	None	None	None	None	None	None	None

Estimated Annual Benefit Upon Retirement	None	None	None	None	None	None	None

Total Compensation from the Trust and the Select Opportunities Fund	$181,000	$152,250	$152,250	$166,000	$152,250	$152,250	$139,875

1 Mr. Kaplan retired from the Boards effective September 12, 2012.
2 Mr. McGuire retired from the Boards effective December 8, 2011.

Effective January 1, 2011, the Independent Board members are paid an annual retainer of $153,500 for their service to the Funds. The Funds also reimburse the Independent Board members for travel, out-of-pocket expenses related to meetings and mutual fund related conferences and seminars. The Chairman of the Funds receives $30,000 per annum in addition tothe annual retainer. The Independent Board member, who serves as Chairman to the Audit Committees of the Funds, receives $15,000 per annum in addition tothe annual retainer.

Global Financial Markets Institute Inc. has entered into an agreement with the Funds to provide consulting services with regard to risk management oversight and is paid an annual fee of $12,000 for its services. Kenneth Kapner, President and CEO of Global Financial Markets Institute Inc., also serves as a Vice President of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Artio Global Management LLC, a Delaware limited liability company, is a registered investment adviser (the “Adviser”) located at 330 Madison Avenue, New York, NY 10017 and is responsible for running all of the operations of the Funds, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor, administrator, securities lending agent, commission recapture agent, audit and tax service provider, and legal counsel. The Adviser has been a registered investment adviser with the Securities and Exchange Commission since April 13, 1983. As of December 31, 2011, the Adviser had total assets under management of approximately $30.4 billion.The Adviser, through an intermediary holding company, is majority-owned by Artio Global Investors Inc. (“Artio Global Investors”), a publicly traded whose common stock is listed on the New York Stock Exchange.

Shareholders of the Funds previously approved an investment advisory agreement with Artio Global Management LLC to serve as the Funds’ investment adviser that went into effect in connection with the initial public offering.

The Adviser has entered into investment advisory agreements (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each of the Funds.

The Advisory Agreements provide that Artio Global, as Adviser, in return for its fee, and subject to the control and supervision of each Board and in conformity with the investment objectives and policies of the Funds set forth in the Funds’ current registration statement and any other policies established by each Board, will manage the investment and reinvestment of assets of the Funds. In this regard, it is the responsibility of the Adviser to make investment decisions for the Funds and to place the Funds’ purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser may exercise voting rights or abstain in respect of portfolio securities for the Funds. Under the Advisory Agreements, the Adviser provides at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Advisory Agreements, but excluding pricing and bookkeeping services. The Adviser also provides the Funds with investment research and whatever statistical information the Funds may reasonably request with respect to securities each Fund holds or contemplates purchasing.

The Advisory Agreements provide that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser, or (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreements, the Adviser shall not be liable to the Trust, the Select Opportunities Fund, any of the Funds, or to any Shareholder, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreements. The Adviser is indemnified by the Funds under the Advisory Agreements.

The Advisory Agreements provide that the Adviser will use its best efforts to seek the bestoverall terms available when executing transactions for the Funds and selecting brokers or dealers.In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in the 1934 Act, Section 28(e)) provided to the Funds and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

The Advisory Agreements remain in effect for an initial period of two years from the date of effectiveness with respect to each Fund, and, unless earlier terminated, continues in effect from year to year thereafter, but only so long as each such continuance is specifically approved annually by each Board or by vote of the holders of a majority of the relevant each Fund’s outstanding voting securities, and by the vote of a majority of the Independent Board Members. The Advisory Agreements may be terminated at any time, without payment of any penalty, by vote of the relevant Board, by vote of a majority of the outstanding voting securities of the relevant Fund, or by the Adviser, in each case on 60 days’ written notice. As required by the 1940 Act, the Advisory Agreements will automatically terminate in the event of their assignment.

At a meeting held on April 21, 2011, the Board of the Trust and the Board of the Select Opportunities Fund approved the renewals of the Advisory Agreements with the Adviser for the Funds until April 30, 2012. At a meeting held on December 15, 2011, the Adviser contractually agreed to continue to reimburse certain expenses of the Total Return Bond Fund, Global High Income Fund, Select Opportunities Fund and the US Equity Funds through February 28, 2013.

Under the terms of the Advisory Agreements, the Adviser is entitled to receive the following annual fee rates based on the average daily net assets:

International Equity Fund[1]	0.90% of the first $5.0 billion in average daily net assets;
0.88% on the next $2.5 billion; and
0.85% on daily net assets over $7.5 billion

[1]

Prior to April 18, 2012, the Adviser was entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the first $7.5 billion of average daily net assets of the Fund, 0.88% of the next $2.5 billion of average daily net assets of the Fund and 0.85% of the average daily net assets of the Fund over $10 billion.

International Equity Fund II2	0.90% of the first $5.0 billion in average daily net assets;
0.88% on the next $2.5 billion; and
0.85% on daily net assets over $7.5 billion

[2]

Prior to April 18, 2012, the Adviser was entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the first $7.5 billion of average daily net assets of the Fund, 0.88% of the next $2.5 billion of average daily net assets of the Fund and 0.85% of the average daily net assets of the Fund over $10 billion.

Total Return Bond Fund	0.35%

Global High Income Fund[3]	0.65% of the first $5.0 billion in average daily net assets
0.63% on the next $2.5 billion;
0.60% on the next $2.5 billion; and
0.59% on daily net assets over $10 billion

[3]	Prior to April 18, 2012, the Adviser was entitled to a fee for providing investment advisory services at the annual rate of 0.65% of the average daily net assets of the Fund.

Emerging Markets Local Currency Debt Fund	0.70%

US Microcap Fund	1.25%

US Smallcap Fund	0.95%

US Midcap Fund	0.80%

US Multicap Fund	0.75%

Select Opportunities Fund	0.90%

Expense Limitation Agreements

Pursuant to various Expense Limitation Agreements, the Adviser has agreed to reimburse certain expenses of the Total Return Bond Fund, Global High Income Fund, Emerging Markets Local Currency Debt Fund, the US Equity Funds and Select Opportunities Fund, so that the total annual operating expenses of the Funds are limited to certain basis points of the average daily net assets of each Fund, as specified in the table below minus any Acquired Fund Fees and Expenses, which are expenses directly borne by the Funds through investments in certain pooled investment vehicles. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. These Funds have agreed to repay the Adviser for expenses reimbursed to the Funds provided that repayment does not cause these Funds’ annual operating expenses to exceed the expense limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. The Expense Limitation Agreement may only be terminated by the Boards. The Expense Limitation Agreement for each Fund will be in effect through February 28, 2013.

	Class A	Class I

Total Return Bond Fund	0.69%	0.44%
Global High Income Fund	1.00%	0.75%
Emerging Markets Local Currency Debt Fund	1.20%	0.93%
US Microcap Fund†	1.80%	1.50%
US Smallcap Fund††	1.35%	1.05%
US Midcap Fund	1.30%	1.00%
US Multicap Fund	1.30%	1.00%
Select Opportunities Fund	1.40%	1.15%

†	Prior to June 29, 2012, total annual operating expenses of the Fund were limited to 1.50% for Class A shares and 1.20% for Class I shares.
††	Prior to June 29, 2012, total annual operating expenses of the Fund were limited to 1.35% for Class A shares and 1.05% for Class I shares

In addition, effective May 1, 2008, the Adviser agreed to waive a portion of its management fees for each of the Funds (except for the Emerging Markets Local Currency Debt Fund) at the annual rate of 0.005% of the respective Fund’s average daily net assets. This waiver may be terminated at any time by the Board.

The following table states the fees paid pursuant to the Advisory Agreements for the last three fiscal years ended October 31, for each of the Funds, with the exception of the Emerging Markets Local Currency Debt Fund, which was launched subsequent to the most recent fiscal year end.

International Equity Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/09	$90,634,856	$507,327	$90,127,529
Year Ended 10/31/10	$88,789,480	$496,575	$88,292,905
Year Ended 10/31/11	$74,353,490	$414,300	$73,939,190

International Equity Fund II	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/09	$64,823,512	$360,626	$64,462,886
Year Ended 10/31/10	$78,754,270	$438,945	$78,315,325
Year Ended 10/31/11	$68,775,214	$382,759	$68,392,455

Total Return Bond Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/09	$4,910,875	$70,156	$4,840,719
Year Ended 10/31/10	$5,838,876	$94,021	$5,744,855
Year Ended 10/31/11	$5,173,484	$106,845	$5,066,639

Global High Income Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/09	$5,223,593	$46,622	$5,176,971
Year Ended 10/31/10	$16,466,441	$126,665	$16,339,776
Year Ended 10/31/11	$21,920,207	$298,287	$21,621,920

Emerging Markets Local Currency Debt Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/11	$72,009	$161,914	$(89,905)

US Microcap Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/09	$52,511	$95,491	$(42,980)
Year Ended 10/31/10	$119,445	$87,826	$31,619
Year Ended 10/31/11	$202,603	$68,028	$134,575

US Smallcap Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/09	$61,528	$89,806	$(28,278)
Year Ended 10/31/10	$479,288	$39,116	$440,172
Year Ended 10/31/11	$899,261	$260,237	$639,024

US Midcap Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/09	$32,767	$88,119	$(55,352)
Year Ended 10/31/10	$44,656	$89,705	$(45,049)
Year Ended 10/31/11	$52,510	$76,763	$(24,253)

US Multicap Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/09	$31,819	$91,260	$(59,441)
Year Ended 10/31/10	$54,296	$85,449	$(31,153)
Year Ended 10/31/11	$60,209	$72,761	$(12,552)

Select Opportunities Fund	Gross	Waiver/Reimbursement*	Net

Year Ended 10/31/09	$577,339	$243,414	$333,925
Year Ended 10/31/10	$673,820	$230,103	$443,717
Year Ended 10/31/11	$499,271	$119,265	$380,006

* Effective May 1, 2008, the Adviser agreed to waive a portion of its investment advisory fee for each of the Funds (excluding the Emerging Markets Local Currency Debt Fund) at the annual rate of 0.005% of the respective Fund’s average daily net assets.

In addition to the Adviser’s waivers and reimbursements, the Adviser and its affiliates may pay from their own resources compensation for marketing, and/or investor servicing including but not limited to handling potential investor questions concerning the Funds, assistance in the enhancement of relations and communications between the Funds and investors, assisting in the establishment and maintenance of investor accounts with the Funds and providing such other services that in the Adviser’s view will assist a Fund’s investors in establishing and maintaining a relationship with the Fund. See “Processing Organization Support Payments.”

PORTFOLIO MANAGERS

Messrs. Pell and Younes are responsible for the day-to-day management of the International Equity Fund and International Equity Fund II. Mr. Quigley is primarily responsible for day-to-day management and Mr. Pell provides management oversight of the Total Return Bond Fund. Mr. Hopper is responsible for day-to-day management of the Global High Income Fund. Ms. Liapkova is primarily responsible for day-to-day management and Mr. Quigley provides management oversight of the Emerging Markets Local Currency Debt Fund. Mr. Dedio is responsible for day-to-day management of US Microcap Fund, US Smallcap Fund, US Midcap Fund and US Multicap Fund. Mr. Walter is responsible for the day-to-day management of the Select Opportunities Fund. The information provided below is as of October 31, 2011. Each portfolio manager is responsible for advising the following types of accounts:

Portfolio Managers	Registered Investment Companies		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)
International Equity Fund and International Equity Fund II
Rudolph-Riad Younes	8	$12,394	10	$5,520	60	$7,975
Richard Pell	8	$14,117	9	$5,205	53	$7,421
Total Return Bond Fund
Donald Quigley	2	$1,773	3	$481	15	$3,131
Richard Pell	8	$14,117	9	$5,205	53	$7,421

Global High Income Fund
Greg Hopper	1	$3,359	4	$873	4	$443

Emerging Markets Local Currency Debt Fund
Elena Liapkova	1	$2	0	$0	0	$0
Donald Quigley	2	$1,773	3	$481	15	$3,131

US Microcap Fund, US Smallcap Fund, US Midcap Fund and US Multicap Fund
Samuel Dedio	5	$200	0	$0	0	$0

Select Opportunities Fund
Keith Walter

Other Accounts Managed with a Performance-Based Advisory Fee (as of October 31, 2011), a subset of the prior table.

Portfolio Managers	Registered Investment Companies		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)

International Equity Fund and International Equity Fund II
Rudolph-Riad Younes	0	$0	0	0	1	$98
Richard Pell	0	$0	0	0	1	$98

Total Return Bond Fund
Donald Quigley	0	$0	0	$0	0	$0
Richard Pell	0	$0	0	$0	0	$0

Global High Income Fund
Greg Hopper	0	$0	1	$8	0	$0

Emerging Markets Local Currency Debt Fund
Elena Liapkova	0	$0	0	$0	0	$0
Donald Quigley	0	$0	0	$0	0	$0

US Microcap Fund, US Smallcap Fund, US Midcap Fund and US Multicap Fund
Samuel Dedio	0	$0	0	$0	0	$0

SelectOpportunities Fund
Keith Walter	0	$0	0	$0	0	$0

Portfolio Manager Compensation (as of October 31, 2011)

	Structure of Compensation for Managing	Specific Criteria	Difference in Methodology of Compensation with Other Accounts Managed (relates to the “Other Accounts” mentioned in the chart above)
International Equity Fund and International Equity Fund II
Rudolph-Riad Younes	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance
	Retirement Plans	Tenure
Richard Pell	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance
	Retirement Plans	Tenure
Total Return Bond Fund
Donald Quigley	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance
	Retirement Plans	Tenure
Richard Pell	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance
	Retirement Plans	Tenure
Global High Income Fund
Greg Hopper	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance
	Retirement Plans	Tenure
Emerging Markets Local Currency Debt Fund
Elena Liapkova	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance
	Retirement Plans	Tenure
Donald Quigley	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance
	Retirement Plans	Tenure
US Microcap Fund, US Smallcap Fund, US Midcap Fund, and US Multicap Fund
Samuel Dedio	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance
	Retirement Plans	Tenure
Select Opportunites Fund
Keith Walter	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance

* Deferred Compensation includes shares of the Adviser’s parent company as well as shares of the Artio Global Funds.

Beneficial Ownership by Portfolio Managers (as of October 31, 2011)

To the best of the Trust’s and Select Opportunities Fund’s knowledge, the table below shows the dollar range of shares of the Funds beneficially owned as of October 31, 2011, by each portfolio manager.

Name of Portfolio Manager	Beneficial Ownership

Samuel Dedio	US Smallcap Fund $100,001 – 500,000 US Midcap Fund $100,001 – 500,000

Name of Portfolio Manager	Beneficial Ownership

Greg Hopper	International Equity Fund $10,001 – 50,000 Total Return Bond Fund $50,001 – 100,000 Global High Income Fund $100,001 – 500,000 Select Opportunities Fund $50,001 – 100,000
Richard Pell

International Equity Fund
Over $1,000,000
Total Return Bond Fund
Over $1,000,000
Global High Income Fund
Over $1,000,000
US Smallcap Fund
Over $1,000,000
US Microcap Fund
Over $1,000,000
US Multicap Fund
Over $1,000,000
Emerging Markets Local
Currency Debt Fund
$500,001 – 1,000,000
Select Opportunities Fund
Over $1,000,000

Donald Quigley	International Equity Fund $100,001 – 500,000 Total Return Bond Fund $50,001 – 100,000 Global High Income Fund $100,001 – 500,000
Rudolph-Riad Younes	International Equity Fund Over $1,000,000 International Equity Fund II Over $1,000,000 Select Opportunities Fund Over $1,000,000
Keith Walter	None
Elena Liapkova	None

Potential Conflicts of Interest

The Adviser has developed a firm-wide compliance culture, compliance policies, systems and safeguards that are intended to help mitigate the risks arising from conflicts of interest.

As detailed in the table above, some portfolio managers of the Funds also manage other accounts with investment strategies that are similar to those of the Funds. These other accounts may include pension plans, trusts, foundations, registered investment companies and unregistered pooled funds. It is possible that potential or actual conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to a Fund and an account. As a result of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

In the case of hedge funds and certain other accounts managed by the Adviser, a portfolio manager who manages a Fund may also be compensated based on the performance of a hedge fund or account. Performance-based fees may create conflicts of interest for the Adviser and the portfolio manager in the allocation of management time, resources and investment opportunities. Artio Global has developed policies and procedures reasonably designed to monitor performance differentials between the Funds and compensation based performance accounts including hedge funds. These procedures are also designed to allocate investment opportunities on a fair and equitable basis over time. Artio Global’s hedge fund managers may enter into short positions. The Adviser may at times have differing investment views of various offerings from the same corporate issue, and, in the case of debt offerings, may have differing views of debt offerings even within the same class or tranche depending on the financial covenants contained in the credit agreement. Therefore, a Fund could hold in its portfolio a position in one offering that is contrary to a position in another offering issued by the same company that is held by another account of the Adviser including a hedge fund.

The Adviser and its affiliates may, during their routine research and trading activities on behalf of clients, including the Funds, come into possession of material non-public information. For instance, certain employees of the Adviser may participate on bond or shareholder committees and in that role may come into possession of material non-public information. As a result, there may be periods when the Adviser may not be able to effect transactions on behalf of its clients, including the Funds, in the security of a company for which the Adviser has material non-public information, thereby causing a Fund to miss an investment opportunity. Such limitations on the Adviser’s ability to trade could also have an adverse effect on a Fund by, for example, preventing the Fund from selling a portfolio position that is experiencing a material decline in value.

Although the Adviser believes that its policies and procedures are appropriate to mitigate the harm of conflicts of interest, Fund shareholders should be aware that no set of policies and procedures can mitigate all actual and potential conflicts of interest. Moreover, it is possible that actual and potential conflicts of interest may exist that the Adviser has not identified at this time.

ADMINISTRATOR AND CUSTODIAN

Pursuant to Administration Agreements and Custodian Agreements, State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator and Custodian to the Funds.

For its services as custodian and for administrative, fund accounting and other services, each Fund pays State Street an annual fee based on the Funds’ net assets equal to 0.01%. In addition, each Fund of the Trust pays an annual fee of $5,000 for each share class in excess of two. Proposed new funds are each subject to an annual minimum fee of $50,000 for domestic equity funds, $75,000 for domestic fixed income funds and $100,000 for international equity and international fixed income funds. This annual minimum fee will be waived for one year after the launch of a new fund. Fifty (50) percent of transaction fees (such as wire fees, foreign currency exchange fees and other ordinary processing fees related to purchase and sale of the Fund’s securities) will be waived for six (6) months after the launch of a new fund. Under each Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of a Fund, (b) holds and transfers portfolio securities on account of a Fund, (c) makes receipts and disbursements of money on behalf of a Fund, (d) collects and receives all income and other payments and distributions on account of a Fund’s portfolio securities and (e) makes periodic reports to each Board concerning the Funds’ operations.

The Boards of the Trust and Select Opportunities Fund have appointed State Street as the Funds’ foreign custody manager. State Street is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of a Fund, subject to the oversight of the each Board. The Boards have also delegated the responsibility of selecting, contracting with and monitoring foreign sub-custodians to Artio Global. The assets of the Funds are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit a Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. The Funds’ portfolios of non-U.S. securities are held by sub-custodians, which are approved by the Trustees or Directors or a foreign custody manager appointed by the Trustees or Directors in accordance with these rules. Each Board has appointed State Street to be its foreign custody manager with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian’s practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

The following table states the fees paid pursuant to the Administration Agreements and Custodian Agreements for the last three fiscal years ended October 31, for each of the Funds, with the exception of the Emerging Markets Local Currency Debt Fund, which was launched subsequent to the most recent fiscal year end.

International Equity Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/09	$8,376,302	$5,281,322	$3,094,980
Year Ended 10/31/10	$9,839,222	$248,856	$9,590,366
Year Ended 10/31/11	$9,996,473	$56,058	$9,940,415

International Equity Fund II	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/09	$5,236,236	$2,585,376	$2,650,860
Year Ended 10/31/10	$7,713,027	$306,353	$7,406,674
Year Ended 10/31/11	$8,015,172	$59,670	$7,955,502

Total Return Bond Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/09	$547,510	$0	$547,510
Year Ended 10/31/10	$821,849	$5,753	$816,096
Year Ended 10/31/11	$876,478	$16,825	$859,653

Global High Income Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/09	$347,720	$61,462	$286,258
Year Ended 10/31/10	$1,067,856	$47,772	$1,020,084
Year Ended 10/31/11	$1,445,258	$432,471	$1,012,787

Emerging Markets Local Currency Debt Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/11	$24,800	$8,351	$16,449

US Microcap Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/09	$27,305	$0	$27,305
Year Ended 10/31/10	$23,423	$0	$23,423
Year Ended 10/31/11	$32,452	$4	$32,448

US Smallcap Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/09	$27,295	$0	$27,295
Year Ended 10/31/10	$54,878	$0	$54,878
Year Ended 10/31/11	$53,135	$4	$53,131

US Midcap Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/09	$19,892	$0	$19,892
Year Ended 10/31/10	$16,505	$0	$16,505
Year Ended 10/31/11	$21,982	$16	$21,966

US Multicap Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/09	$23,688	$0	$23,688
Year Ended 10/31/10	$16,008	$0	$16,008
Year Ended 10/31/11	$22,694	$11	$22,683

Select Opportunities Fund	Gross	Custodial Offset Arrangement	Net

Year Ended 10/31/09	$261,250	$1,293	$259,957
Year Ended 10/31/10	$228,855	$0	$228,855
Year Ended 10/31/11	$198,382	$69	$198,313

COMPLIANCE SUPPORT SERVICES

Pursuant to Chief Compliance Officer Support Services Agreement, Foreside Compliance Services, LLC (“Foreside”), located at Three Canal Plaza, Portland, Maine 04101, provides compliance support services to the Chief Compliance Officer on behalf of the Funds. Prior to December 16, 2011, such support services to the Funds were provided by State Street. For the fiscal year ended October 31, 2011, the Funds paid $5,563 for the compliance support services provided by State Street and $41,630for the compliance support services provided by Foreside.

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”) serves as the principal distributor and underwriter of each class of shares of the Trust and SOF. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, WI 53202. Pursuant to separate Distribution Agreements between the Trust, SOF and the Distributor, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is currently paid a fixed annual fee for services rendered to the Trust and SOF (the “Fixed Fee”). The Fixed Fee is equally paid by the Class A Shares of the Funds out of their Rule 12b-1 fees under the Distribution and Shareholder Services Plan (collectively the “Plans”) and the Adviser. The portion paid by the Plans is allocated to each portfolio series of the Funds based upon the pro-rata asset value of each portfolio’s Class A Share assets in the Funds. Marketing and distribution expenses other than the Fixed Fee which are paid to the Distributor are borne by the Adviser and the Plans based upon the pro-rata asset value of each Fund’s Class I and Class A shares.

The Trust may enter into distribution agreements, shareholder servicing agreements or administrative agreements (“Agreements”) with certain financial institutions (“Processing Organizations”) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (“Customers”) who are beneficial owners of shares of the Funds. A Processing Organization (for example, a mutual fund supermarket) includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Funds and/or the Adviser. A Processing Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Processing Organization and the Customer, with respect to the cash management or other services provided by the Processing Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Processing Organization should read the Prospectus and SAI in conjunction with the service agreements and other literature describing the services and related fees that willbe provided by the Processing Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the services of Processing Organizations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted a Distribution and Shareholder Services Plan (collectively, the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by FINRA.

Under the Plans, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund’s average daily net assets attributable to the Class A shares for services provided under the Plan. The fee may be paid to Processing Organizations and/or others for providing services primarily intended to result in the sale of Class A shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Services under the Plans include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by the Funds’ transfer agent, advertisement, printing costs and website costs.

The Plans are compensation plans, which provide for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If the Plans were terminated by the Boards and successor plans were adopted, that Fund would cease to make payments under the Plans and the Distributor would be unable to recover any unreimbursed expenses. The Plans are intended to benefit the Funds, among other things, by increasing their respective assets through sales and marketing and retaining existing assets by providing shareholder services both of which will help maintain and potentially reduce the respective Fund’s expense ratio.

The Plans will continue in effect for so long as their continuance is specifically approved at least annually by each Board, including a majority of the Independent Board members who have no direct or indirect financial interest in the operation of such Plans. The Plans may be terminated at any time, without penalty, by vote of a majority of the Trustees or Directors or by a vote of a majority of the outstanding voting shares of the Trust or the Select Opportunities Fund that have invested pursuant to such Plans. No Plans may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby. Material amendments of the Plans must also be approved by the Trustees or Directors as provided in Rule 12b-1.

The International Equity Fund is closed to new shareholders (at the account level). As a result, all 12b-1 payments made by the International Equity Fund are only to compensate certain financial institutions for shareholder servicing and/or asset retention.

No interested person of the Trust, the Select Opportunities Fund, or any Independent Board member has any direct or indirect financial interest in the operation of the Plans except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans.

For the fiscal year ended October 31, 2011, the Funds paid the following amounts in distribution and shareholder servicing fees attributable to the Class A shares:

International Equity Fund	$7,183,161
International Equity Fund II	$4,438,449
Total Return Bond Fund	$675,678
Global High Income Fund	$3,255,950
Emerging Markets Local Currency Debt Fund	$12,094
US Microcap Fund	$16,354
US Smallcap Fund	$74,805
US Midcap Fund	$7,134
US Multicap Fund	$6,082
Select Opportunities Fund	$29,445

PROCESSING ORGANIZATION SUPPORT PAYMENTS AND OTHER ADDITIONAL COMPENSATION ARRANGEMENTS

Artio Global or one or more of its affiliates (for this section only, “Artio Global”) also may make additional payments to Processing Organizations out of their own resources under the categories described below. These categories are not mutually exclusive, and a single Processing Organization may receive payments under the categories below:

Marketing Support Payments

Artio Global may make payments from its own resources to key Processing Organizations who are holders or dealers of record for accounts in one more of the Funds and classes. A Processing Organization’s marketing support services may include business planning assistance, educating Processing Organization personnel about the Funds and shareholder financial planning needs, placement on the Processing Organization’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the Processing Organization. Artio Global compensates Processing Organizations differently depending upon, among other factors, the level and/or type of marketing support provided by the Processing Organization. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 0.25% of the total net assets of each Fund attributable to the Processing Organization on an annual basis.

Program Servicing Payments

Artio Global also may make payments from its own resources to certain Processing Organizations who sell Funds through programs such as retirement plan programs, qualified tuition programs or bank trust programs. A Processing Organization may perform program services itself or may arrange with a third party to perform program services. In addition to participant record keeping, reporting, or transaction processing, retirement program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments of this type may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis.

Other Cash Payments

From time-to-time, Artio Global, at its own expense, may provide additional compensation to Processing Organizations or other third-parties, which sell or arrange for the sale of shares of the Funds. Artio Global may also make payments to certain other third-parties that currently or in the past have sold, arranged for the sale, or assisted in the sale of shares of the Fund. Such payments to these third parties may be in the form trail or other similar payments and will vary, but typically will not exceed 0.25% of the total net assets of each Fund attributable to that third party. Such compensation provided by Artio Global to Processing Organizations may include financial assistance to Processing Organizations that enable Artio Global to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other Processing Organization-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. Artio Global makes payments for events it deems appropriate, subject to Artio Global guidelines and applicable law. These payments may vary depending on the nature of the event.

You can ask your Processing Organization for information about any payments received from Artio Global and any services provided.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) serves as the Funds’ transfer and dividend disbursing agent.The Transfer Agent’s principal executive offices are located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Pursuant to the Transfer Agency Agreements, the Transfer Agent (a) issues and redeems shares of the Funds, (b) addresses and mails all communications by the Funds to record owners of Funds’ shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to each Board concerning the Funds’ operations.

CODE OF ETHICS

The Funds have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, the Adviser has adopted a Code under Section 204 of the Investment Adviser Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

PROXY VOTING PROCEDURES

The Funds have delegated proxy voting responsibilities to the Adviser subject to the Board’s general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds’ and their shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. In voting proxies the Adviser will act in a manner it reasonably believes to be prudent with a view towards enhancing the economic value of the securities held in the Funds.

To assist the Adviser in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of all of its clients, the Adviser has retained the proxy voting and recording services of Institutional Shareholder Services (“ISS”). ISS is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The Adviser generally will vote in accordance with ISS’s recommendations to address, among other things, any material conflict of interest that may arise between the interests of the Funds and the interests of the Adviser or its affiliates. The Adviser has instructed ISS not to vote proxies when liquidity of client accounts could be adversely affected. In addition, certain proxies voted by the Adviser may be withheld by the Funds’ sub-custodian in certain foreign markets due to varying regulations, customs or practices in such foreign markets.

ISS does not process votes for fixed income securities, and therefore ISS will not provide the Adviser with recommendations with respect to such securities. Fixed income investing rarely involves voting and is typically limited to solicitations of consent to changes in the features of debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Adviser may receive requests for consent directly from the issuer, in which case it will conduct its own research and vote without the direct involvement of ISS. Each situation will be considered on its own merits by the Adviser and it will vote on a case-by-case basis on corporate restructuring proposals involving fixed income instruments. Such considerations may include: offer price, other alternatives/offers considered and review of fairness opinions.

The Adviser is sensitive to conflicts of interest that may arise during the proxy voting process. Portfolio management is permitted, under certain circumstances to vote contrary to an ISS recommendation provided they are acting in the best interests of the Funds. In such circumstances, the Adviser will follow the firm’s Proxy Voting Policy which provides for additional controls to ensure that deviations from ISS recommendations are properly exercised.

A summary of ISS’s Proxy Voting Guidelines for the Funds is provided in Appendix B of this SAI.

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (1) on the Funds’ website at www.artiofunds.com and (2) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent year ended June 30 is available via the methods noted above.

When making proxy voting decisions, Artio Global generally adheres to proxy voting guidelines that set forth Artio Global’s proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artio Global believes the guidelines, if followed, generally will result in the casting of votes in the best economic interests of clients. The guidelines are based on research and analyses provided by the proxy administration and research service engaged by Artio Global, currently Institutional Shareholder Services (“ISS”) as well as Artio Global’s own research and analyses.

When there are proxy voting proposals that give rise to conflicts of interest that are not addressed by the proxy voting guidelines, the Adviser’s Proxy Voting Committee will convene in an attempt to reach a decision in the best interests of the Funds.

PORTFOLIO TRANSACTIONS AND RESEARCH

The Funds’ Adviser decides which securities to buy and sell on behalf of the Funds and then selects the brokers or dealers that will execute the trades. Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the bestprice or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are ordinarily executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

The Adviser is responsible for selecting the brokers who effect the purchases and sales of each Fund’s portfolio securities. The Adviser selects brokers to effect securities transactions for a Fund that it believes are capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained. For each trade, the Adviser must select a broker-dealer that it believes will provide “best execution.”

Best execution does not necessarily mean paying the lowest spread or commission rate available. For equity securities transactions, the Adviser may select a broker that charges more than the lowest available commission rate available from another broker. In executing securities transactions, the Adviser will make a good faith determination that the compensation is reasonable considering a variety of factors deemed relevant in the context of a particular trade and in regard to the Adviser’s overall responsibilities with respect to each Fund and its other clients. Factors deemed relevant may include, but are not limited to:

•	the price, size and type of transaction;
•	the nature and characteristics of the markets for the security to be purchased or sold,
•	the execution efficiency, settlement capability, and financial condition of the firm;
•	the reasonableness of compensation to be paid, including spreads and commission rates;
•	the ability of a broker-dealer to provide anonymity while executing trades;
•	the ability of a broker-dealer to execute large trades while minimizing market impact;
•	the speed and certainty of executions, including broker willingness to commit capital;
•	the degree of specialization of the broker in such markets or securities;
•	the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker;
•	the reliability of a market center or broker;
•	the broker’s overall trading relationship with the Adviser; and
•	the provision of additional brokerage and research products and services, if applicable.

In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to a Fund and/or other accounts over which the Adviser exercises investment discretion. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund. The fee to the Adviser under its Advisory Agreements with the Funds is not reduced by reason of its receiving any brokerage and research services.

Other investment clients of the Adviser may invest in the same securities as a Fund. Investments made simultaneously with other clients that are executed with a particular broker may be averaged as to price and available investments allocated as to amount, in a manner which a Fund’s Adviser believes to be equitable to each client, including a Fund. When possible, investments made simultaneously with other clients are allocated on a pro-rata basis with a minimum fill size. Partially filled orders below the minimum fill size may be allocated based on an alternative allocation methodology. There may be instances where the Funds may not be allocated an investment, with limited availability, due to the appetite of other client accounts of the Adviser with similar investment objectives. The Adviser has implemented procedures to ensure that, over time, all client accounts including the Funds will be treated fairly and equitably. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, the Funds’ Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the broker. The Adviser may use futures contracts to increase or hedge a Fund’s exposure to a particular country, sector, or benchmark or to equitize a significant cash flow. Where permissible in the local market, the Adviser has centralized its futures clearing with a single broker through give-up agreements. Give-up arrangements provide the following benefits: (i) the consolidation of transactions performed with multiple brokers to reduce margin requirement; (ii) the reduction of trading errors and settlement delays through the consolidation of positions; and, (iii) the ability to trade with multiple brokers while consolidating settlement and clearing services.

Research services may be supplied to the Adviser by the executing broker-dealer or by a third party at the direction of the broker-dealer through which portfolio transaction orders are placed. Research services may be provided in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts, economists, portfolio company management representatives and industry spokespersons and may include information on the economy, securities markets and other types of information that assist in the evaluation of investments. Examples of research services for which the Adviser might pay with Fund commissions include research reports, market color, macro-economic information, industries, groups of securities, individual companies, credit analysis, risk measurement, statistical information, political developments, technical market action, pricing and appraisal services, performance and other analysis.

The Adviser may participate in client commission arrangements under which the Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of commission credits to another firm that provides research to the Adviser. The Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations. The research services received as part of client commission arrangements complies with Section 28(e). Participating in commission sharing and client commission arrangements may enable the Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other brokerage firms. Such arrangements may help to ensure the continued receipt of research services and facilitate best execution in the trading process.

Artio Global does not attempt to allocate to any particular client account the relative costs or benefits of brokerage and research services received from a broker-dealer. Rather, the Adviser believes that any brokerage and research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser in fulfilling its overall responsibilities to its clients. Accordingly, the Adviser may use brokerage and research services received from broker-dealers in servicing all of its accounts, and not all of such services will necessarily be used by the Adviser in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by the Adviser may be used in connection with its management of the Funds, and not all of such services will necessarily be used by the Adviser in connection with its advisory services to such other accounts. Some of these products or services may not have an explicit cost associated with such product or service.

The Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds. Receipt of independent investment research allows the Adviser to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. The Adviser subjects all outside research material and information received to its own internal analysis before incorporating such content into its investment process. As a practical matter, the Adviser considers independent investment research services to be supplemental to its own research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce its own research efforts. Any investment advisory or other fees paid by the Funds to Artio Global are not reduced as a result of the Adviser’s receipt of research services. It is unlikely that the Adviser would attempt to generate all of the information presently provided by broker-dealers and third party research services in part because there would no longer be an independent, supplemental viewpoint. Also, the expenses of the Adviser would be increased substantially if it attempted to generate such additional information through its own staff or if it paid for these products or services itself. To the extent that research services of value are provided by or through such broker-dealers, the Adviser willnot have to pay for such services itself. These circumstances give rise to potential conflicts of interest, which the Adviser manages by following internal procedures designed to ensure that the value, type and quality of any products or services it receives from broker-dealers are permissible under the federal securities laws, including relevant regulatory interpretations thereof.

International Equity Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/09	$24,559,827	$0	0%	$26,594,380,732	0%
10/31/10	$27,919,059	$0	0%	$20,069,157,653	0%
10/31/11	$14,045,361	$0	0%	$9,782,119,841	0%

International Equity Fund II

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/09	$19,683,873	$0	0%	$21,824,045,837	0%
10/31/10	$26,806,179	$0	0%	$19,839,989,105	0%
10/31/11	$14,633,594	$0	0%	$10,530,292,337	0%

Total Return Bond Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/09	$0	$0	0%	$0	0%
10/31/10	$0	$0	0%	$0	0%
10/31/11	$0	$0	0%	$0	0%

Global High Income Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/09	$7,356	$0	0%	$2,815,920	0%
10/31/10	$2,315	$0	0%	$22,820,628	0%
10/31/11	$25,797	$0	0%	$5,811,005	0%

Emerging Markets Local Currency
Debt Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/11	$0	$0	0%	$0	0%

US Microcap Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/09	$85,866	$0	0%	$23,179,208	0%
10/31/10	$67,739	$0	0%	$26,057,940	0%
10/31/11	$158,484	$0	0%	$67,583,929	0%

US Smallcap Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/09	$132,481	$0	0%	$42,024,830	0%
10/31/10	$318,696	$0	0%	$188,852,258	0%
10/31/11	$499,034	$0	0%	$306.471,844	0%

US Midcap Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/09	$32,955	$0	0%	$18,037,061	0%
10/31/10	$20,992	$0	0%	$15,165,543	0%
10/31/11	$24,563	$0	0%	$24,076,161	0%

US Multicap Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/09	$35,772	$0	0%	$20,046,287	0%
10/31/10	$18,135	$0	0%	$15,034,092	0%
10/31/11	$23,416	$0	0%	$27,792,614	0%

Select Opportunities Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons

10/31/09	$323,286	$0	0%	$373,192,803	0%
10/31/10	$280,513	$0	0%	$272,161,073	0%
10/31/11	$173,140	$0	0%	$178,759,973	0%

As of October 31, 2011, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in the 1940 Act, as follows:

Fund	Name	Amount

International Equity Fund	Barclays Bank PLC	$23,325,181
	Bank of America Corp.	$22,325,398
	Deutsche Bank	$14,944,599
	UBS AG	$14,516,686

International Equity Fund II	Barclays Bank PLC	$20,692,911
	Bank of America Corp.	$19,809,435
	UBS AG	$14,266,408
	Deutsche Bank	$12,874,443

Total Return Bond Fund	JPMorgan Chase & Co.	$87,552,349
	Bank of America Corp.	$61,756,760
	Citigroup, Inc.	$35,687,631
	Goldman Sachs & Co.	$29,704,844
	UBS AG	$28,269,004
	Credit Suisse Group	$21,584,477
	Morgan Stanley & Co., Inc.	$16,405,370
	Deutsche Bank	$8,555,442
	Barclays Bank PLC	$5,519,084

Global High Income Fund	Bank of America Corp.	$41,033,598
	Barclays Bank PLC	$8,588,184
	State Street Bank and Trust Company	$4,540,000
	UBS AG	$2,990,401

Emerging Markets Local Currency Debt Fund	None	$0

US Microcap Fund	None	$0

US Smallcap Fund	None	$0

US Midcap Fund	None	$0

US Multicap Fund	Goldman Sachs & Co	$98,047
	Citigroup, Inc.	$87,820
	State Street Bank and Trust Company	$86,839
	JPMorgan Chase & Co.	$79,427

Select Opportunities Fund	Citigroup, Inc.	$454,191
	JPMorgan Chase & Co.	$370,901
	Bank of America Corp.	$169,281
	Deutsche Bank	$130,566
	UBS AG	$128,604
	Barclays Bank PLC	$74,950

In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC unless otherwise permitted by the SEC or permitted by law.

Each Board has adopted a policy allowing trades to be made between a Fund and a registered investment company or series thereof that is an affiliated person of the Fund (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Fund may buy a security from or sell a security to another registered investment company or a private account managed by the Adviser.

COMMISSION RECAPTURE PROGRAMS

The Boards of the Trust and Select Opportunities Fund each have adopted a commission recapture program. Under the programs, a percentage of commissions generated by the portfolio transactions of a Fund is rebated to that Fund by the broker-dealers and credited to short-term security gain/loss.

CAPITAL STOCK

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The authorized capital stock of the Select Opportunities Fund currently consists of 25,000,000,000 shares of Class A Common Stock, and 25,000,000,000 shares of Class I Common Stock, each having a par value of $.001 per share. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will ordinarily be no meeting of shareholders/stockholders for the purpose of electing Trustees/Directors for the Fund, unless and until such time as less than a majority of the Trustees/Directors holding office have been elected by shareholders/stockholders. The Trustees or Directors will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Trust’s or the Select Opportunities Fund’s outstanding shares. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of a Fund. The Trustees or Directors shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Trustees or Directors determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares. In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.

Each Fund share representing interests in a Fund, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees or Directors can elect all Trustees or Directors. In the case of the Trust, shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each Agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

CONTROL PERSONS

Control Persons of the Funds

As of January 31, 2012, the entities listed below owned more than 25% of the outstanding shares of the respective Funds, and as such, could be deemed to control those Funds within the meaning of the 1940 Act. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. Shareholders owning 10% or more of the outstanding shares of a Fund may be able to call meetings without the approval of other investors in the Funds.

NAME AND ADDRESS OF OWNER*	PERCENT OF FUND

SELECT OPPORTUNITIES FUND SEI PRIVATE TRUST COMPANY C/O UNION BANK OF CALIFORNIA ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	44.64%

US MICROCAP FUND CHARLES SCHWAB & CO INC FBO ITS CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	39.22%

MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE. E. FL 97HC3 JACKSONVILLE, FL 32246-6484	32.10%

US SMALLCAP FUND USAA INVESTMENT MANAGEMENT 9800 FREDERICKSBURG RD. SAN ANTONIO, TX 78288-0001	57.00%

US MIDCAP FUND ARTIO GLOBAL HOLDINGS, LLC 330 MADISON AVE, FL 12 NEW YORK, NY 10017-5035	29.58%

US MULTICAP FUND CHARLES SCHWAB & CO INC FBO ITS CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94173-7782	94.55%

EMERGING MARKETS LOCAL CURRENCY DEBT FUND ARTIO GLOBAL HOLDINGS, LLC 330 MADISON AVE, FL 12 NEW YORK, NY 10017-5035	91.42%

*	Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

As of January 31, 2012, to the knowledge of the Funds no entity owned more than 25% of the outstanding shares of the International Equity Fund, International Equity Fund II, Total Return Bond Fund or Global High Income Fund, and as such, could be deemed to control the International Equity Fund, International Equity Fund II, Total Return Bond or Global High Income Fund within the meaning of the 1940 Act.

Principal Holders of the Funds

As of January 31, 2012, to the knowledge of the Funds the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below:

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS

INTERNATIONAL EQUITY FUND
Class A	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	48.44%
	National Financial Services 200 Liberty Street New York, NY 10281-1003	21.02%
Class I	National Financial Services 200 Liberty Street New York, NY 10281-1003	12.45%
	Automatic Data Processing Retirement & Savings Plan 1 ADP Blvd. #420 Roseland, NJ 07068-1728	8.02%
	Automatic Data Processing Pension Retirement Plan 1 ADP Blvd. #420 Roseland, NJ 07068-1728	6.35%
	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	6.31%
	T. Rowe Price Retirement Plan Services FBO Retirement Plan Clients 4515 Painters Mill Road Owings Mills, MD 21117-4903	5.79%
	Wells Fargo Advisors FBO Its Customers 2801 Market Street Saint Louis, MO 63103-2523	5.72%
INTERNATIONAL EQUITY FUND II
Class A	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	43.66%
	National Financial Services 200 Liberty Street New York, NY 10281-1003	28.30%
	Pershing, Inc. P.O. Box 2052 Jersey City, NJ 07303-2052	7.22%

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS

Class I	National Financial Services 200 Liberty Street New York, NY 10281-1003	13.51%
	Wells Fargo Advisors FBO Its Customers 2801 Market Street Saint Louis, MO 63103-2523	12.11%
	Wells Fargo Bank Omnibus Accounts P.O. Box 1533 Minneapolis, MN 55480-1533	11.00%
	Strafe & Co Various Accounts P.O. Box 6924 Newark, DE 19714-6924	9.24%

	MLPF & S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E. FL 97HC3 Jacksonville, FL 32246-6484	9.21%
	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	6.76%
TOTAL RETURN BOND FUND
Class A	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	33.92%
	National Financial Services 200 Liberty Street New York, NY 10821-1003	24.66%
	Pershing, Inc. FBO Our Customers P.O. Box 2052 Jersey City, NJ 07303-2052	7.75%
	TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	6.69%
Class I	Wells Fargo Bank FBO Its Customers 2801 Market Street Saint Louis, MO 63103-2523	34.42%
	National Financial Services 200 Liberty Street New York, NY 10821-1003	13.92%
	Wells Fargo Advisors Omnibus Account P.O. Box 1533 Minneapolis, MN 55480-1533	13.87%

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS

	TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	8.85%
	Saint Lukes Health System Inc. 10920 Elm Ave. Kansas City, MO 64134-4108	5.73%
GLOBAL HIGH INCOME FUND
Class A	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	33.98%
	National Financial Services 200 Liberty Street New York, NY 10821-1003	27.42%
	Pershing, Inc. FBO Our Customers P.O. Box 2052 Jersey City, NJ 07303-2052	5.54%
Class I	MLPF & S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville, FL 32246-6484	33.72%
	National Financial Services 200 Liberty Street New York, NY 10821-1003	13.09%
	Wells Fargo Bank Omnibus Account P.O. Box 1533 Minneapolis, MN 55480-1533	12.81%
	LPL Financial FBO Customer Accounts P.O. Box 509046 San Diego, CA 92150-9046	11.43%
	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	9.46%
US MICROCAP FUND
Class A	LPL Financial FBO Customer Accounts 9785 Towne Centre Dr. San Diego, CA 92121-1968	27.09%
	Charles Schwab & Co Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	21.24%
	National Financial Services 200 Liberty Street New York, NY 10821-1003	15.09%
	TD Ameritrade Inc FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	10.97%
	Pershing, Inc. P.O. Box 2052 Jersey City, NJ 07303-2052	6.18%

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS

Class I	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	45.00%
	MLPF & S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville, FL 32246-6484	42.42%
	Strafe & Co FBO Richard Pell P.O. Box 6924 Newark, DE 19714-6924	11.38%
US SMALLCAP FUND
Class A	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	49.35%
	National Financial Services 200 Liberty Street New York, NY 10281-1003	16.00%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	7.75%
	TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	5.85%
	Pershing, Inc. P.O. Box 2052 Jersey City, NJ 07303-2052	6.64%
Class I	USAA Investment Management 9800 Fredericksburg Rd San Antonio, TX 78288-0001	74.52%
	SEI Private Trust CO One Freedom Valley Drive Oaks, PA 19456-9989	12.75%
	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	8.02%
US MIDCAP FUND
Class A	Artio Global Holdings LLC 330 Madison Ave, FL 12 New York, NY 10017-5035	30.73%
	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	16.41%
	LPL Financial FBO Customer Accounts 9785 Towne Centre Dr. San Diego, CA 92121-1968	16.18%

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS

	National Financial Services 200 Liberty Street New York, NY 10281-1003	14.65%
	TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	8.44%
Class I	Strafe & Co FBO Richard Pell Family Trust P.O. Box 6924 Newark, DE 19714-6924	33.94%
	Artio Global Holdings LLC 330 Madison Ave, FL 12 New York, NY 10017-5035	28.51%
	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	19.57%
	TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	8.05%
	MLPF & S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville, FL 32246-6484	7.50%
US MULTICAP FUND
Class A	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	66.62%
Class I	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	99.13%

SELECT OPPORTUNITIES FUND
Class A	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	31.50%
	National Financial Services 200 Liberty Street New York, NY 10821-1003	12.10%
	TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	9.32%
	UBS Financial Services FBO DogYears LLC 512 7th Ave 17th Fl New York, NY 10018-4622	6.97%
Class I	SEI Private Trust CO c/o Union Bank of CA One Freedom Valley Drive Oaks, PA 19456-9989	59.40%

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS

	Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173-7782	20.55%
	Strafe & Co FBO Richard Pell P.O. Box 6924 Newark, DE 19714-6924	7.09%

*	Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

          As of December31, 2011, the officers and the members of the Boards of the Artio Global Funds as a group owned less than 1% of each of the Artio Global Funds except the Emerging Markets Local Currency Debt Fund, US Microcap Fund, US Smallcap Fund, US Midcap Fund, US Multicap Fund and Select Opportunities Fund. The officers and members of the Boards as a group owned 4.35% of the Emerging Markets Local Currency Debt Fund, 20.53% of the US Microcap Fund, 2.35 of the US Smallcap Fund, 2.98% of the US Midcap Fund, 47.70% of the US Multicap Fund and 9.56% of the Select Opportunities Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

PORTFOLIO VALUATION

Each Fund calculates the NAV per share, generally using market prices, by dividing the total value of a Fund’s net assets by the number of the shares outstanding. NAV is calculated separately for each Class of a Fund. The Prospectus discusses the time at which the NAV of the Funds is determined for purposes of effecting subscriptions and redemptions. The following is a description of the procedures used by the Funds to value their assets and liabilities.

General Valuation Information

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of its portfolio securities. A security, which is listed or traded on more than one exchange, is valued at the quotation on the exchange determined to be the local market in which a fund holds such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against the U.S. dollar (as quoted by WM/Reuters as of 11:00 a.m., EST for equity funds and as of 4:00 p.m., EST for fixed income funds). If market quotations for such securities are not available, the rate of exchange will be determined in good faith by the Adviser’s Pricing Committee (“Pricing Committee”) in accordance with valuation procedures (the “Valuation Procedures”) approved by the Boards. The Funds have engaged a fund accounting agent (the “Fund Accounting Agent”) to calculate and keep a record of each Fund’s daily NAV. The Fund Accounting Agent will obtain prices for portfolio securities and other investments and currency exchange rates from pricing or market quotation services (collectively, an “Authorized Pricing Service”) approved by the Boards.

Each Fund’s assets for which market quotations are readily available are assigned a fair market value based on quotations provided by pricing services or securities dealers. Equity investments are generally valued using the last sale price or official closing price of the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current bid and ask quotes.

Fixed income securities are generally valued using prices provided directly by an Authorized Pricing Service or from one or more broker dealers or market makers, in accordance with the Valuation Procedures. The Authorized

Pricing Services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost. To the extent that each Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing. Certain fixed income securities and obligations purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date.

Fair Value

When market quotations are not readily available, or if the Adviser believes that such market quotations are not accurate, the fair value of a Fund’s assets will be determined by the Pricing Committee in accordance with the Valuation Procedures.Under the Valuation Procedures, the Pricing Committee may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if a market quotation from a broker-dealer or other source is unreliable, or where the security or other asset is thinly traded. For options, swaps and warrants, a fair value price may be determined using an intrinsic calculation, or by using modeling tools provided by industry accepted financial data service providers. The intrinsic value, which is used when market quotations are not available, is calculated by taking the difference between the exercise price and the current market price of the underlying security. The difference is the intrinsic value. If the value of the underlying security is below the strike price, there is no intrinsic value. Key inputs to the modeling tools may include yield and prices from comparable or reference assets, maturity or expiration dates, ratings, and interest dates. In addition, the Adviser monitors for developments in the marketplace globally for circumstances which may present a significant event. The Fund Accounting Agent also monitors the marketplace globally for such developments and notifies the Adviser if such developments are identified. The Pricing Committee may adjust previous closing prices of domestic or foreign securities in light of significant events in order to reflect the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include but are not limited to corporate actions such as reorganizations, mergers and buyouts; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

For certain non-U.S. securities, the Boards have approved a third party vendor to supply evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the non-U.S. markets have closed. This fair value pricing methodology is designed to correlate the prices of foreign securities following the close of local markets to prices that might have prevailed at the time a Fund is priced .Fair value pricing of foreign securities may cause the value of such securities to be different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund’s NAV. Certain Funds may fair value securities in other situations, for example, when a foreign market is closed but the Fund is open.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the fair values were used in determining a Fund’s NAV. As a result, a subscription or redemption of Fund shares at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAVs by short-term traders. While the Funds have policies regarding excessive trading, they may not be effective in preventing NAV arbitrage trading, particularly through omnibus accounts.

The Boards monitor the Adviser’s adherence to the Valuation Procedures and periodically review fair value decisions made by the Pricing Committee. The Boards have established Valuation Committees in order to delegate the authority and responsibility to oversee the implementation of, and adherence to the Valuation Procedures. The pricing methodologies utilized by the Authorized Pricing Service are reviewed periodically by the Pricing

Committee under the general supervision of the Valuation Committees, which may replace any Authorized Pricing Service, at any time. The Pricing Committee’s primary responsibility is daily oversight of the generation of accurate NAV calculations, reasonable fair value determinations, and adherence to the Valuation Procedures.

REDEMPTIONS IN KIND

Shares ordinarily will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

LIMITATIONS ON REDEMPTIONS

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (“NYSE”) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

The Funds’ Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary. See “Excessive Purchases and Redemptions or Exchanges” below for further information.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV; the proceeds are immediately invested, at the price as determined above, in shares of a Fund being acquired. Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE

Shareholders of record may exchange shares of a Fund for shares of the appropriate class of any other Fund of the Artio Global Investment Funds (with the exception of the International Equity Fund, which is limited to exchanges by existing shareholders of this Fund) or the Artio Select Opportunities Fund Inc. on any business day, by contacting the Transfer Agent directly to the extent such shares are offered for sale in the shareholder’s state of residence. Shareholders may exchange their shares on the basis of relative NAV at the time of exchange. A $5.00 fee will be charged for every exchange made via telephone, provided that the registration remains identical.

The exchange privilege enables shareholders to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of the Fund.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds’ Boards have adopted and implemented policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading

To the extent that the Funds or their agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of a Fund’s portfolio. For example, such practices may result in a Fund maintaining higher cash balances, using its line of credit to a greater extent, or engaging in more frequent or different portfolio transactions than it otherwise would. Increased portfolio transactions or greater use of the line of credit could correspondingly increase a Fund’s operating costs and decrease the Funds’ investment performance; maintenance of higher cash balances could result in lower Fund investment performance during periods of rising markets.

In addition, to the extent that a Fund significantly invests in foreign securities traded on markets which may close prior to the time the Fund determines its NAV (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the Funds’ valuation time that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Funds’ valuation time (referred to as time zone arbitrage).

High yield bonds (commonly known as junk bonds) often infrequently trade. Due to this fact, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. The Funds have procedures designed to adjust closing market prices of securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Funds’ valuation time. To the extent that a Fund does not accurately value securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Smaller capitalization stocks generally trade less frequently. Certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio, particularly in comparison to funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large or frequent redemption requests.

The Funds have procedures designed to adjust (or “fair value”) the closing market prices of securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the Funds’ valuation time. To the extent that a Fund imperfectly fair values securities as of its valuation time, investors engaging in price or time zone arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Policy Regarding Excessive or Short-Term Trading

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage and do not knowingly accommodate frequent purchases and redemptions of Fund shares. The Funds reserve the right to reject without prior notice any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason, including, among other things, the belief that such individual or group trading activity would be harmful or disruptive to a Fund.

The Funds have adopted a “purchase blocking policy” that is intended to prohibit a shareholder who has redeemed or exchanged out of a Fund’s shares having a value of greater than $5,000 from making an investment or exchange into the Fund for 30 calendar days after such transaction. Third-party intermediaries that hold client accounts as omnibus accounts with the Funds are required to implement this purchase blocking policy or another policy reasonably designed to achieve the objective of the purchase blocking policy.

Under the purchase blocking policy, a Fund does not prevent certain purchases and does not block certain redemptions, such as: systematic transactions where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan record-keeper’s system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

The Funds employ procedures to monitor trading activity on a periodic basis in an effort to detect excessive short-term trading activities. Under these procedures, various analytics are used to evaluate factors that may be indicative of excessive or frequent trading. Other than the purchase blocking policy described above, the Funds have not adopted a specific rule-set to identify such excessive short-term trading activity. However, as a general matter, the Funds may treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. If the Funds or the Transfer Agent believes that a shareholder or financial intermediary has engaged in excessive or, short-term trading activity, it may request that the shareholder or financial intermediary stop such activities, or refuse to process purchases or exchanges in the accounts. In its discretion, the Funds or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in any Fund.

Third party intermediaries that hold client accounts as omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions in a manner that does not identify the particular underlying shareholder(s) to a Fund. If excessive trading is detected in an omnibus account, the Funds shall request that the financial intermediary take action to prevent the particular investor or investors from engaging in that trading. If the Funds determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive trading, the Funds may consider whether to terminate the relationship. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants may impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Funds generally may communicate with the financial intermediary and request that the financial intermediary take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds.The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading cannot eliminate the possibility that such trading activity in the Funds may occur. The Funds currently do not charge a redemption fee. The Funds reserve the right, however, to impose such a fee or otherwise modify the Policy Regarding Excessive or Short-Term Trading at any time in the future.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code (the “Code”), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Fund has elected and intends to qualify annually as a “regulated investment company” under the Code. In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership (“PTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the year.

The International Equity, International Equity II, Select Opportunities and Emerging Markets Local Currency Debt Funds may invest in precious metal futures contracts and other precious metal-related instruments that do not constitute “securities” for purposes of the regulated investment company qualification tests referred to in the previous paragraph. If a sufficient portion of a Fund’s assets were not stock or such securities or if a sufficient portion of a Fund’s gross income were not derived from stock or such securities for any taxable year, a Fund would fail to qualify as a regulated investment company for such taxable year. If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, a Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The International Equity Fund, International Equity Fund II and Select Opportunities Fund each intend to invest a portion of their respective assets in offshore subsidiaries, which will be classified as corporations for U.S. federal income tax purposes. The Internal Revenue Service (the “IRS”) has also issued a private ruling for the Funds in which the IRS specifically concluded that income derived from investment in a subsidiary will constitute qualifying income to the respective Fund.

Foreign corporations, such as the wholly-owned subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that each offshore subsidiary will conduct it activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the offshore subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the offshore subsidiaries’ activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the offshore subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as each offshore subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the offshore subsidiaries will derive income subject to such withholding tax. If the laws of the Cayman Islands change such that the subsidiaries must pay Cayman Island taxes, the shareholders of the International Equity Fund, International Equity Fund II and Select Opportunities Fund would likely suffer decreased investment returns.

The offshore subsidiaries will be treated as a controlled foreign corporation (“CFC”). The International Equity Fund, International Equity Fund II and Select Opportunities Fund will each be treated as a “U.S. shareholder” of the respective offshore subsidiary. As a result, the International Equity Fund, International Equity Fund II and Select Opportunities Fund will be required to include in gross income for U.S. federal income tax purposes all of the respective offshore subsidiary’s “subpart F income,” whether or not such income is distributed by the offshore subsidiary. It is expected that all of the offshore subsidiary’s income will be “subpart F income.” The International Equity Fund, International Equity Fund II and Select Opportunities Fund’s recognition of their respective offshore subsidiary’s “subpart F income” will increase the Fund’s tax basis in its offshore subsidiary. Distributions by the offshore subsidiaries will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the particular Fund’s tax basis in its offshore subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the offshore subsidiary’s underlying income. If a net loss is realized by the offshore subsidiary, such loss is not generally available to offset the income earned by a fund. Based on Revenue Ruling 2006-31, IRS guidance and advice of counsel, the International Equity Fund, International Equity Fund II and Select Opportunities Fund will seek to gain exposure to the commodity markets primarily through investments in precious metal-related instruments through investments in their respective offshore subsidiary.

Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98.2% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98.2% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) 100% of its ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to a Fund during such year. Each Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each of the Funds may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. In the event that a Fund invests in such securities, the Fund will address these and any other issues in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions (capital gain dividends), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 30% “backup withholding tax” with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual’s taxpayer identification number is his or her social security number. The 30% “backup withholding tax” is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2012. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Any gain or loss realized by a shareholder upon the sale or other disposition of any class of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or toforeign shareholders. Each Fund will be able to separatelydesignate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The Select Opportunities Fund is organized as a Maryland Corporation and, under current law, the Fund is not liable for any income or franchise tax in the State of Maryland, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

In an effort to utilize capital loss carry forwards, the Funds may engage in enhanced trading activity. This may result in additional trading costs, as well as increased portfolio turnover. As of October 31, 2011, the following Funds had net realized loss carry-forwards for federal income tax purposes.

	Expires in 2011	Expires in 2016	Expires in 2017	Expires in 2018

International Equity Fund	—	$314,780,611	$1,643,693,179	—
International Equity Fund II	—	$1,379,336,238	$1,211,390,775	$121,152,924
Global High Income Fund	—	—	—	—
Total Return Bond Fund	—	—	—	—
Emerging Markets Local Currency Debt Fund	—	—	—	—
US Microcap Fund	—	—	—	—
US Smallcap Fund	—	—	—	—
US Midcap Fund	—	—	—	—
US Multicap Fund	—	—	—	—
Select Opportunities Fund	—	$19,631,562	$10,012,137	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was passed. Under the RIC Modernization Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwardsmay be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm of the Trust and the Select Opportunities Fund and performs annual audits of the Funds’ financial statements.

COUNSEL

Howard & Majewski LLP serves as counsel for the Trust and the Select Opportunities Fund.

FINANCIAL STATEMENTS

The Financial Statements contained in the Funds’ Annual Report to Shareholders for the year or period ended October 31, 2011 are incorporated by reference into this SAI and are audited by KPMG LLP. The International Equity Fund I, International Equity Fund II and Select Opportunities Fund have not commenced investments in their respective subsidiaries as of the date of this SAI.Copies of the Trust’s and Select Opportunities Fund’s 2011 Annual Report may be obtained by calling Artio Global at the telephone number on the first page of the SAI or on the Funds website at www.artiofunds.com.

APPENDIX A -- DESCRIPTION OF RATINGS

STANDARD AND POOR’S RATINGS DEFINITIONS

The following summarizes the ratings used by S&P for Long-Term Issue Credit Ratings:

AAA -- An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C -- Obligations rated ‘BB’, ‘B’, ‘CCC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lease degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated ‘BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor is currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C -- A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payments arrearages allowed by the terms of the document, or obligations of an issue that is the subject of a bankruptcy petition or similar action what have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D -- An obligation rated ‘D’ is payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replace by other instruments having a total value that is less than par.

Plus (+) or minus (-) -- The rating from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR -- This indicates that no rating has been requested, that there is insufficient information on which to base the rating, or that Standard &Poor’s does not rate a particular obligation as a matter of policy.

A-1

The following summarizes the ratings used by S&P Short-Term Issue Credit Ratings:

A-1 -- A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus (+) sign. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The following summarizes the ratings used by Moody’s for Long-Term Obligation Ratings:

Aaa -- Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa -- Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa -- Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B -- Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appendsnumerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

A-2

APPENDIX B – PROXY VOTING POLICIES

B-1

2012 U.S. Proxy Voting Summary Guidelines

December 19, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

ISS’2012 U.S. Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2012
Published Dec. 19, 2011

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INTRODUCTION

The primary purpose of a public corporation is to create sustainable value for its shareowners. To that end, ISS designs its proxy voting guidelines to enhance shareholders’ long-term economic interests. ISS’ Benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms.

ISS reviews and updates its proxy voting guidelines each year, taking into account emerging issues and trends, the evolution of market standards, regulatory changes, and feedback provided by ISS’ institutional clients.

ISS’ robust and transparent policy formulation process includes an exhaustive review of relevant empirical studies and other factual data, an annual policy survey of institutional clients and corporate issuers, policy roundtables with a wide range of industry constituents, and an open comment period on draft policy changes. ISS also conducts internal research to validate assumptions and policy positions.

The Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.

ISS’ policy guidelines require the consideration of company-specific circumstances. When issuing a vote recommendation on a proposal, ISS considers historical operating and investment performance, company disclosure (and proponent/dissident disclosure, if applicable), the company’s governance structure and historical practices, and its industry.

In applying these policies, ISS often engages with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide our clients with informed vote recommendations. This engagement process enhances dialogue and promotes a higher level of understanding between investors and the companies in which they invest.

In formulating proxy voting policies, ISS assesses the potential costs and benefits of the adoption or rejection of the underlying ballot items. Where the economic impact of a ballot item is not apparent and may involve trade-offs, the guidelines direct analysts to consider the economic consequences as well as potential risks to shareholders of approval.

This document presents a summary of all of ISS’ Benchmark U.S. Corporate Governance Policies. The document, along with other policy documents, is available on our Web site under the Policy Gateway. If you have any questions, please contact Research Central at 301-556-0576 or usresearch@issgovernance.com.

These policies will be effective for meetings on or after Feb. 1, 2012.

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1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

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Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement – the degree to which these agreements impact shareholders’ rights;
•	Motivation and rationale for establishing the agreements;
•	Quality of disclosure; and
•	Historical practices in the audit area.

Vote AGAINST or WTHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of Audit Committee meetings held each year;
•	The number of financial experts serving on the committee; and
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.

Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

	3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
4.

Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings or who are overextended (i.e., serving on too many boards) may be unable to effectively serve in shareholders’ best interests.

1.	Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

Classified Board Structure:

1.1.

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2.

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder- approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHOLD or AGAINST every year until this feature is removed;
1.4.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009); or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders– i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

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Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:
	o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
	o	Specific actions taken to address the issues that contributed to the low level of support;
	o	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

	1.17.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
	1.18.	Failure to replace management as appropriate; or
1.19.

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

	2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
	2.2.	The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
	2.3.	The board failed to act on takeover offers where the majority of shares are tendered;
2.4.

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.5.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

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2.6.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

		•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
		•	The company’s ownership structure and vote results;
		•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
		•	The previous year’s support level on the company’s say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

	3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
	3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
	3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
	3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

4.1.

The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

	4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director absences are generally limited to the following:
		•	Medical issues/illness;
		•	Family emergencies; and
		•	Missing only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

	4.3.	Sit on more than six public company boards; or
	4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own– withhold only at their outside boards.

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2012 ISS Categorization of Directors

1.	Inside Director (I)
	1.1.	Employee of the company or one of its affiliates[i].
	1.2.	Among the five most highly paid individuals (excluding interim CEO).
	1.3.	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)ii.
	1.4.	Current interim CEO.
	1.5.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2.	Affiliated Outside Director (AO)

Board Attestation
	2.1.	Board attestation that an outside director is not independent.

Former CEO
	2.2.	Former CEO of the companyiii,iv.
	2.3.	Former CEO of an acquired company within the past five yearsiv.
	2.4.	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made[v].

Non-CEO Executives
	2.5.	Former Section 16 officerii of the company, an affiliate[i] or an acquired firm within the past five years.
	2.6.	Section 16 officerii of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
	2.7.	Section 16 officerii, former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.

Family Members
	2.8.	Immediate family membervi of a current or former Section 16 officerii of the company or its affiliates[i] within the last five years.
2.9.

Immediate family membervi of a current employee of company or its affiliates[i] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships
2.10.

Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliate[i] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliate[i] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

	2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).
2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

	2.14.	Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliates[i].

Other Relationships
	2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
	2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].
	2.17.	Founderxi of the company but not currently an employee.
	2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)
	3.1.	No materialxii connection to the company other than a board seat.

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Footnotes:

i “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

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ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause ISS to deem the founder as an independent outsider.

xii For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

4.

Other Board-Related Proposals

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 17 -

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and
•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and
•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
•	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
•	If only the director’s legal expenses would be covered.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 18 -

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
•	The scope and structure of the proposal.

Establish other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
•	Level of disclosure regarding the issue for which board oversight is sought;
•	Company performance related to the issue for which board oversight is sought;
•	Board committee structure compared to that of other companies in its industry sector; and/or
•	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 19 -

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

	o	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
	o	serves as liaison between the chairman and the independent directors;
	o	approves information sent to the board;
	o	approves meeting agendas for the board;
	o	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
	o	has the authority to call meetings of the independent directors;
	o	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

	o	Egregious compensation practices;
	o	Multiple related-party transactions or other issues putting director independence at risk;
	o	Corporate and/or management scandals;
	o	Excessive problematic corporate governance provisions; or
	o	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Standard for the Election of Directors

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 20 -

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and
•	Proposal-specific factors, including:
	o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
	o	The maximum proportion of directors that shareholders may nominate each year; and
	o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•	Effectively disclosed information with respect to this structure to its shareholders;
•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
•

The company has an independent chairman or a lead director, according to ISS’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 21 -

Proxy Contests- Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 22 -

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 23 -

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and
•	Whether the company has the following good governance features:
	o	An annually elected board;
	o	A majority vote standard in uncontested director elections; and
	o	The absence of a poison pill, unless the pill was approved by shareholders.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 24 -

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 25 -

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOL)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 26 -

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;
•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;
•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[3] right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

[3] “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 27 -

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;
•	Quorum requirements; and
•	Vote requirements.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 28 -

4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
	o	The company’s use of authorized shares during the last three years

•	The Current Request:
	o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
	o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:
	o	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
	o	The new class of shares will be transitory;
•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 29 -

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;
•	The shareholder base; and
•	The liquidity of the stock.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
	o	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:
	o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
	o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

	o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;
•	Enhanced liquidity;
•	Fairness of conversion terms;
•	Impact on voting power and dividends;
•	Reasons for the reclassification;
•	Conflicts of interest; and
•	Other alternatives considered.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 30 -

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or
•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;
•	Excessive increases in authorized capital stock;
•	Unfair method of distribution;
•	Diminution of voting rights;
•	Adverse conversion features;
•	Negative impact on stock option plans; and
•	Alternatives such as spin-off.

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;
•	Fairness opinion;

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 31 -

•	Financial and strategic benefits;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives for the business;
•	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;
•	Potential elimination of diseconomies;
•	Anticipated financial and operating benefits;
•	Anticipated use of funds;
•	Value received for the asset;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY- CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;
•	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
•	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
•	Management’s efforts to pursue other alternatives;

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 32 -

•	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
•	Conflict of interest - arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;
•	Any financial or tax benefits;
•	Regulatory benefits;
•	Increases in capital structure; and
•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives/offers considered; and
•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
	o	Are all shareholders able to participate in the transaction?
	o	Will there be a liquid market for remaining shareholders following the transaction?
	o	Does the company have strong corporate governance?
	o	Will insiders reap the gains of control following the proposed transaction?
	o	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 33 -

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;
•	Percentage ownership;
•	Financial and strategic benefits;
•	Governance structure;
•	Conflicts of interest;
•	Other alternatives; and
•	Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;
•	Appraisal value of assets; and
•	The compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 34 -

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
o

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

o

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:
	o	The company’s financial condition;
	o	Degree of need for capital;
	o	Use of proceeds;
	o	Effect of the financing on the company’s cost of capital;
	o	Current and proposed cash burn rate;
	o	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:
	o	Change in management;
	o	Change in control;
	o	Guaranteed board and committee seats;
	o	Standstill provisions;
	o	Voting agreements;
	o	Veto power over certain corporate actions; and
	o	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:
	o	Conflicts of interest should be viewed from the perspective of the company and the investor.

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	o	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?
•	Market reaction:
	o	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;
•	Percentage ownership of current shareholders in the reorganized company;
•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•	Existence of a superior alternative to the plan of reorganization; and
•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•

Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

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•	Voting agreements – Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;
•	Planned use of the sale proceeds;
•	Valuation of spinoff;
•	Fairness opinion;
•	Benefits to the parent company;
•	Conflicts of interest;
•	Managerial incentives;
•	Corporate governance changes;
•	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;
•	Selling the company; or
•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;
•	Signs of entrenched board and management (such as the adoption of takeover defenses);
•	Strategic plan in place for improving value;
•	Likelihood of receiving reasonable value in a sale or dissolution; and
•	The company actively exploring its strategic options, including retaining a financial advisor.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 37 -

5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 38 -

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
	o	Magnitude of pay misalignment;
	o	Contribution of non-performance-based equity grants to overall pay; and
	o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay- for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[4] Alignment:

	•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
	•	The multiple of the CEO’s total pay relative to the peer group median.

2.

Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;
•	The ratio of performance-based compensation to overall compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company’s peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and
•	Any other factors deemed relevant.

[4] The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 39 -

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
	o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
	o	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
	o	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 40 -

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
	o	The company’s response, including:
▪ Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪ Specific actions taken to address the issues that contributed to the low level of support;
▪ Other recent compensation actions taken by the company;
	o	Whether the issues raised are recurring or isolated;
	o	The company’s ownership structure; and
	o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Potentially excessive severance payments;
•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 41 -

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits repricing;
•	A pay-for-performance misalignment is found;
•	The company’s three year burn rate exceeds the burn rate cap of its industry group;
•	The plan has a liberal change-of-control definition; or
•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 42 -

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay for Performance Misalignment- Application to Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote AGAINST the equity plan. Considerations in voting AGAINST the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;
•	Contribution of non-performance-based equity grants to overall pay; and
•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates their burn rate caps.

Burn rate caps are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.

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Burn Rate Table for 2012

		Russell 3000			Non-Russell 3000

GICS	Description	Mean	Standard Deviation	2012 Burn Rate Cap*	Mean	Standard Deviation	2012 Burn Rate Cap*

1010	Energy	1.99%	2.03%	4.02%	2.82%	4.64%	7.46%
1510	Materials	1.64%	1.44%	3.08%	2.48%	3.56%	6.04%
2010	Capital Goods	1.72%	1.21%	2.93%	3.53%	5.29%	*8.69%
2020	Commercial Services & Supplies	2.52%	2.09%	4.61%	2.88%	2.93%	5.81%
2030	Transportation	1.68%	1.15%	2.83%	1.51%	1.37%	2.88%
2510	Automobiles & Components	1.85%	1.55%	3.40%	4.48%	6.32%	*6.99%
2520	Consumer Durables & Apparel	2.84%	1.96%	4.81%	2.81%	3.46%	6.27%
2530	Consumer Services	2.70%	3.11%	5.81%	2.81%	4.18%	6.99%
2540	Media	2.91%	2.65%	5.56%	2.75%	2.91%	5.65%
2550	Retailing	2.43%	1.59%	4.02%	3.38%	4.70%	*6.62%
3010, 3020, 3030	Consumer Staples	1.64%	1.39%	3.03%	3.18%	6.61%	*7.17%
3510	Health Care Equipment & Services	2.95%	1.74%	4.69%	5.23%	7.28%	*11.92%
3520	Pharmaceuticals & Biotechnology	3.59%	3.90%	7.49%	6.01%	8.02%	*12.58%
4010	Banks	1.31%	1.50%	2.81%	1.20%	2.29%	3.49%
4020	Diversified Financials	5.02%	5.97%	*9.15%	4.78%	6.52%	11.31%
4030	Insurance	1.58%	1.22%	2.80%	0.69%	0.98%	*2.31%
4040	Real Estate	1.15%	1.19%	2.34%	1.35%	2.11%	3.46%
4510	Software & Services	4.41%	3.35%	7.76%	5.43%	7.12%	*11.58%
4520	Technology Hardware & Equipment	3.41%	2.32%	5.73%	3.74%	3.95%	7.69%
4530	Semiconductor Equipment	3.94%	1.90%	5.83%	5.42%	4.74%	*9.78%
5010	Telecommunication Services	3.02%	4.62%	*6.50%	7.23%	13.28%	*9.08%
5510	Utilities	0.76%	0.48%	2.00%	3.88%	6.47%	*5.64%

*The cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum +/- 2 percentage points relative to prior year burn rate cap for same industry/index group.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier

54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

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Liberal Definition of Change-in-Control

Generally vote AGAINST equity plans if the plan has a liberal definition of change- in-control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 45 -

•

Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•

Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

	o	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;
o

The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

	o	The general vesting provisions of option grants; and
	o	The distribution of outstanding option grants with respect to the named executive officers;
•

Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•

Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Plans

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

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•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

•	Is only to include administrative features;
•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
•

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST such proposals if:

•	The compensation committee does not fully consist of independent outsiders, per ISS’ director classification; or
•	The plan contains excessive problematic provisions.

Vote CASE-BY CASE on such proposals if:

•

In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or

•

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

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Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing—was the stock price decline beyond management’s control?
•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?
•	Option vesting—does the new option vest immediately or is there a black-out period?
•	Term of the option—the term should remain the same as that of the replaced option;
•	Exercise price—should be set at fair market or a premium to market;
•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;
•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

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•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;
•	Vesting;
•	Bid-price;
•	Term of options;
•	Cost of the program and impact of the TSOs on company’s total option expense
•	Option repricing policy.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

	-	A minimum vesting of three years for stock options or restricted stock; or

	-	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

	-	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

	-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

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•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Non-Employee Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;
•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment; or
•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
	-	Rigorous stock ownership guidelines;
	-	A holding period requirement coupled with a significant long-term ownership requirement; or
	-	A meaningful retention ratio;
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

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A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
	-	Rigorous stock ownership guidelines, or
	-	A holding period requirement coupled with a significant long-term ownership requirement, or
	-	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

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•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•	An executive may not trade in company stock outside the 10b5-1 Plan.
•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. ISS will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;
•	If the company has chronic restatement history or material financial problems; or
•	If the company’s policy substantially addresses the concerns raised by the proponent.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

 Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. Social/Environmental Issues

Overall Approach

•	When evaluating social and environmental shareholder proposals, ISS considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
•	What other companies have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Animal Welfare

Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;
•	The company’s standards are comparable to industry peers; and
•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or
•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter (Controlled Atmosphere Killing (CAK))

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

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Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;
•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY CASE on requests for reports on the company’s potentially controversial business or financial practices or products taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
•	Whether the company has adequately disclosed the financial risks of the products/practices in question;
•	Whether the company has been subject to violations of related laws or serious controversies; and
•	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, Product Reimportation, and Health Pandemics

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

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Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;
•	The existing disclosure of relevant policies;
•	Deviation from established industry norms;
•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;
•	Whether the proposal focuses on specific products or geographic regions; and
•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Health Pandemics

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu) on the company’s operations and how the company is responding to the situation, taking into account:

•	The scope of the company’s operations in the affected/relevant area(s);
•	The company’s existing healthcare policies, including benefits and healthcare access; and
•	Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;
•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

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•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.
•	Current regulations in the markets in which the company operates; and
•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco- Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;
•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
•	Whether the company’s advertising restrictions deviate from those of industry peers;
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
•	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;
•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change and the Environment

Climate Change/ Greenhouse Gas (GHG) Emissions

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

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•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
•	Whether company disclosure lags behind industry peers;
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
•	The feasibility of reduction of GHGs given the company’s product line and current technology and;
•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

General Environmental Proposals and Community Impact Assessments, Concentrated Area Feeding Operations

General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);
•	The degree to which company policies and procedures are consistent with industry norms; and
•	The scope of the resolution.

Concentrated Area Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and
•	The company publicly discloses company and supplier farm environmental performance data; or
•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

Energy Efficiency

Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 60 -

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Facility and Operational Safety/Security

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;
•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,
•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;
•	The company’s current level of such disclosure relative to its industry peers;
•	Potential relevant local, state, or national regulatory developments; and
•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;
•	The company does not currently have operations or plans to develop operations in these protected regions; or,
•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;
•	The current level of disclosure of the company’s existing related programs;
•	The timetable prescribed by the proposal and the costs and methods of program implementation;
•	The ability of the company to address the issues raised in the proposal; and
•	The company’s recycling programs compared with the similar programs of its industry peers.

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Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Diversity

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
•	The level of gender and racial minority representation that exists at the company’s industry peers;
•	The company’s established process for addressing gender and racial minority board representation;
•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•	The independence of the company’s nominating committee;
•	The company uses an outside search firm to identify potential director nominees; and
•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;
•	The company already publicly discloses comprehensive workforce diversity data; and
•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

•	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;
•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;
•	Recent significant controversies, fines, or litigation related to the company’s public policy activities; and
•	The impact that the policy issues may have on the company’s business operations.

International Issues, Labor Issues, and Human Rights

International Human Rights Proposals

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

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Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,
•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

MacBride Principles

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;
•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;
•

Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
•	Current disclosure of applicable risk assessment(s) and risk management procedures;
•	Compliance with U.S. sanctions and laws;
•	Consideration of other international policies, standards, and laws; and
•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

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•	Controversies surrounding operations in the relevant market(s);
•	The value of the requested report to shareholders;
•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
•	The company’s existing human rights standards relative to industry peers.

Workplace Safety

Vote CASE-BY CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The current level of company disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
•	Recent significant controversies, fines, or violations related to workplace health and safety; and
•	The company’s workplace health and safety performance relative to industry peers.

Weapons and Military Sales

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

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•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or to adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
•	The potential financial impact or risk to the company associated with water-related concerns or issues; and
•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

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7. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;
•	Market in which fund invests;
•	Measures taken by the board to address the issues;
•	Past shareholder activism, board activity, and votes on related proposals;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors;
•	Experience and skills of director candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;
•	Fund category/investment objective;
•	Performance benchmarks;
•	Share price performance as compared with peers;
•	Resulting fees relative to peers;
•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

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Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;
•	Possible dilution for common shares;
•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;
•	Regulatory developments;
•	Current and potential returns; and
•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;
•	The reasons given by the fund for the change; and
•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;
•	Consolidation in the target market; and
•	Current asset composition.

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Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;
•	Current and potential returns;
•	Risk of concentration;
•	Consolidation in target industry.

Business Development Companies–Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

A majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interests of the company and its shareholders prior to selling shares below NAV; and

•	The company has demonstrated responsible past use of share issuances by either:
	o	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
	o	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;
•	The fund’s past performance;
•	The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;
•	The efficiencies that could result;
•	The state of incorporation;
•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
•	Removal of shareholder approval requirement for amendments to the new declaration of trust;
•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

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•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;
•	Required fundamental policies of both states;
•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;
•	The proposed distributor’s reputation and past performance;
•	The competitiveness of the fund in the industry;
•	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;
•	Performance of both funds;
•	Continuity of management personnel;
•	Changes in corporate governance and their impact on shareholder rights.

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Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);
•	The fund’s history of shareholder relations;
•	The performance of other funds under the advisor’s management.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 73 -

2012 International Proxy Voting Summary Guidelines

Dec. 19, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

ISS’ 2012 International Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2012
Published Dec. 19, 2011

The following is a condensed version of the proxy voting recommendations contained in ISS’ International Proxy Voting Manual. Note that markets covered in this document exclude the U.S., Canada, Western European markets, Australia, New Zealand, and China, which are presented separately. In addition, ISS has country- and market-specific policies, which are not captured below.

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INTRODUCTION

The primary purpose of a public corporation is to create sustainable value for its shareowners. To that end, ISS designs its proxy voting guidelines to enhance shareholders’ long-term economic interests. ISS’ Benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms.

ISS reviews and updates its proxy voting guidelines each year, taking into account emerging issues and trends, the evolution of market standards, regulatory changes, and feedback provided by ISS’ institutional clients.

ISS’ robust and transparent policy formulation process includes an exhaustive review of relevant empirical studies and other factual data, an annual policy survey of institutional clients and corporate issuers, policy roundtables with a wide range of industry constituents, and an open comment period on draft policy changes. ISS also conducts internal research to validate assumptions and policy positions.

The Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.

ISS’ policy guidelines require the consideration of company-specific circumstances. When issuing a vote recommendation on a proposal, ISS considers historical operating and investment performance, company disclosure (and proponent/dissident disclosure, if applicable), the company’s governance structure and historical practices, and its industry.

In applying these policies, ISS often engages with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide our clients with informed vote recommendations. This engagement process enhances dialogue and promotes a higher level of understanding between investors and the companies in which they invest.

In formulating proxy voting policies, ISS assesses the potential costs and benefits of the adoption or rejection of the underlying ballot items. Where the economic impact of a ballot item is not apparent and may involve trade-offs, the guidelines direct analysts to consider the economic consequences as well as potential risks to shareholders of approval.

This document presents ISS’ Benchmark International Corporate Governance Policies. The document, along with other policy documents, is available on our Web site under the Policy Gateway. If you have any questions, please contact usresearch@issgovernance.com.

These policies will be effective for meetings on or after Feb. 1, 2012.

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1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;
•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;
•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
•	Name of the proposed auditors has not been published;
•	The auditors are being changed without explanation; or
•	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

ISS’ 2012 International Proxy Voting Summary Guidelines	- 5 -

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

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2. BOARD OF DIRECTORS

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS International Classification of Directors on the following page.]

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ISS Classification of Directors - International Policy 2011

Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative[1] of a current employee of the company or its affiliates;
•	Relative[1] of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (five-year cooling off period);
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

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[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors/nominees;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed;
•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

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•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);
•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by

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the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;
•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks; and/or
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

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5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

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Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;
•	The nature of the asset to be transferred/service to be provided;
•	The pricing of the transaction (and any associated professional valuation);
•	The views of independent directors (where provided);
•	The views of an independent financial adviser (where appointed);
•	Whether any entities party to the transaction (including advisers) is conflicted; and
•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

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DISCLOSURE/DISCLAIMER

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The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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